COUNTRYBANC HOLDING COMPANY

               CONSOLIDATED FINANCIAL STATEMENTS
               AS OF DECEMBER 31, 1998 AND 1997
               TOGETHER WITH REPORT OF INDEPENDENT
               PUBLIC ACCOUNTANTS

             REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Stockholders of CountryBanc Holding Company:

We have audited the accompanying consolidated statements of financial condition of CountryBanc Holding Company (an Oklahoma corporation) and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income, comprehensive income, stockholders' equity and cash flows for the years then ended. These consolidated financial statements and the supplementary consolidating information referred to below are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and supplementary consolidating information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of CountryBanc Holding Company and subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The consolidating information included in Schedule I is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position and results of operations of the individual companies and is not a required part of the basic consolidated financial statements. This information has been subjected to the auditing procedures applied in our audit of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.



Oklahoma City, Oklahoma,
     April 2, 1999

                     COUNTRYBANC HOLDING COMPANY

          CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                    DECEMBER 31, 1998 AND 1997


          ASSETS                   1998             1997

Cash and due from banks                 $ 17,847,966       $22,551,612
Federal funds sold                         4,250,000             -

       Total cash and
       cash equivalents                   22,097,966        22,551,612

Interest-bearing deposits with
  other banks                              7,413,011             -

Debt and equity securities:
  Available-for-sale                      96,016,917        92,944,487
  Held-to-maturity                         6,374,663             -
  Equity                                   2,727,936         1,637,632

       Total debt and
       equity securities                 105,119,516        94,582,119

Loans receivable, net of
  allowance for loan losses of
  $5,097,012 in 1998 and
  $4,715,647 in 1997                     279,845,578       245,652,487

Premises and equipment, net               13,856,832        11,982,860
Intangibles, net of accumulated
  amortization of $1,118,278
  in 1998 and $521,213 in 1997             8,687,189         6,094,072
Accrued interest receivable                5,934,192         5,247,424
Other real estate and
  assets owned, net                          186,501           708,679
Other assets                                 949,226           506,116

       Total assets                     $444,090,011      $387,325,369

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
  Demand                                 $51,150,855       $47,284,725
  Savings, money market and
    NOW                                  141,712,860       111,954,730
  Time                                   189,871,183       171,161,251

       Total deposits                    382,734,898       330,400,706

Federal funds purchased                        -            13,000,000
Notes payable                             18,900,000         7,225,000
Deferred income tax liability              2,467,124         2,039,245
Accrued interest payable and
  other                                    2,551,073         3,351,827

       Total liabilities                 406,653,095       356,016,778

Minority interest                              -               784,570

Stockholders' equity:
  Preferred stock, $.01 par value,
     1,500,000 shares authorized;
     508,767 shares issued and
     outstanding                               5,088             5,088
  Common stock - Class A,
     $.01 par value,
     4,250,000 shares
     authorized; 1,006,002 and
     943,707 shares issued and
     outstanding at
     December 31, 1998 and 1997,
     respectively                             10,060             9,437
  Common stock - Class B,
     $.01 par value,
     4,250,000 shares authorized;
     201,920 and 177,120 shares
     issued and outstanding at
     December 31, 1998 and 1997,
     respectively                              2,019             1,771
  Capital surplus                         28,664,486        26,552,870
  Retained earnings                        8,520,751         3,779,835
  Unrealized gains on
     available-for-sale securities,
     net of tax of $143,733 in 1998
     and $107,270 in 1997                    234,512           175,020

        Total stockholders'
       equity                             37,436,916        30,524,021

       Total liabilities
       and stockholders'
       equity                          $ 444,090,011      $387,325,369

           The accompanying notes are an integral part of these consolidated financial statements.

                   COUNTRYBANC HOLDING COMPANY

                CONSOLIDATED STATEMENTS OF INCOME

         FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                               1998             1997
Interest and dividend income:
  Loans, including fees                  $26,657,093       $23,932,351
  Debt securities
     available-for-sale                    6,016,673         5,511,740
  Debt securities
     held-to-maturity                        250,285             -
  Interest-bearing deposits
     with other banks                        847,952             -
  Federal funds sold and other               464,849           783,130
  Dividends                                  137,862            53,578

       Total interest and
       dividend income                    34,374,714        30,280,799

Interest expense:
  Deposits                                14,703,080        12,978,834
  Notes payable                              749,141           580,949
  Other borrowed funds                       151,121            89,037

       Total interest expense             15,603,342        13,648,820

       Net interest and
       dividend income                    18,771,372        16,631,979

Provision for loan losses                    736,000         1,476,000

       Net interest income
       after provision for
       loan losses                        18,035,372        15,155,979

Noninterest income:
  Service charges on
    deposit accounts                       1,879,810         1,928,106
  Other                                      566,372           635,641

       Total noninterest income            2,446,182         2,563,747

Noninterest expense:
  Salaries and employee benefits           7,334,945         6,320,786
  Depreciation and amortization            1,758,995         1,276,667
  Professional and other services            621,186           622,030
  Supplies and postage                       534,513           635,218
  Occupancy expenses                         441,289           363,730
  Advertising and business
    development                              349,412           306,722
  Data processing                            338,116           272,699
  Equipment maintenance                      301,033           317,139
  Telephone                                  253,162           217,134
  Deposit insurance assessments
    and examination fees                     131,679           177,284
  Other                                      975,582           812,860

       Total noninterest
         expense                          13,039,912        11,322,269

       Income before income
         tax expense and
         minority interest                 7,441,642         6,397,457

Income tax expense                         2,700,726         2,449,882

       Income before minority
         interest                          4,740,916         3,947,575

Minority interest                                -             158,686

       Net income                         $4,740,916        $3,788,889

           The accompanying notes are an integral part of these consolidated financial statements.

                   COUNTRYBANC HOLDING COMPANY

         CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

         FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997




                                              1998              1997

Net income                                $4,740,916        $3,788,889

  Unrealized holding gains
(losses) arising during the
period, net of tax                            59,492            (4,990)

     Total comprehensive
     income                               $4,800,408        $3,783,899



           The accompanying notes are an integral part of these consolidated financial statements.

                   COUNTRYBANC HOLDING COMPANY

         CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

          FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                              CLASS A     CLASS B
                                PREFERRED     COMMON      COMMON       CAPITAL
                                STOCK         STOCK       STOCK        SURPLUS
BALANCE,
  December 31, 1996             $5,088        $ 9,437      $1,771   $26,528,940
  Amortization of
     employee stock awards          -            -            -          23,930
  Net income                        -            -            -               -
  Net change in
     unrealized gains
     on available-for-
     sale securities,
     net of tax of
     ($3,059)                       -            -            -               -

BALANCE,
  December 31, 1997               5,088        9,437        1,771    26,552,870
     Amortization of
       employee stock
       awards                       -            -             -         19,144
     Issuance of Class A
       common stock,
       net of issue costs           -            623           -      1,497,800
     Issuance of Class B
       common stock,
       net of issue costs           -            -            248       594,672
  Net income                        -            -             -            -
  Net change in
     unrealized gains on
     available-for-
     sale securities,
     net of tax of
     $36,463                        -          -              -             -

BALANCE,
  December 31, 1998              $5,088      $10,060       $2,019   $28,664,486

                                                      Net
                                                  Unrealized
                                Retained          Investment       Total
                                Earnings          Security      Stockholders'
                               (Deficit)            Gains          Equity
Balance,
  December 31, 1996             $(9,054)          $180,010      $26,716,192

  Amortization of
     employee stock awards         -                   -             23,930
  Net income                  3,788,889                -          3,788,889
  Net change in
     unrealized gains
     on available-for-
     sale securities,
     net of tax of
     ($3,059)                      -                (4,990)          (4,990)

BALANCE,
  December 31, 1997           3,779,835            175,020       30,524,021
  Amortization of
     employee stock
     awards                        -                  -              19,144
  Issuance of Class A
     common stock,
     net of issue costs            -                  -           1,498,423
  Issuance of Class B
     common stock,
     net of issue costs            -                  -             594,920
  Net income                  4,740,916               -           4,740,916
  Net change in
     unrealized gains on
     available-for-
     sale securities,
     net of tax of
     $36,463                       -                59,492           59,492

BALANCE,
  December 31, 1998          $8,520,751           $234,512      $37,436,916

                      The accompanying notes are an integral part of
                         these consolidated financial statements.

                                COUNTRYBANC HOLDING COMPANY

                           CONSOLIDATED STATEMENTS OF CASH FLOWS

                      FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                  1998            1997
Cash provided (absorbed) by
operating activities:
  Net income                                   $ 4,740,916      $ 3,788,889
  Adjustments to reconcile net
     income to net cash provided by
     operating activities-
       Provision for loan losses                   736,000        1,476,000
       Depreciation and amortization             1,758,995        1,276,667
       Deferred income tax provision               115,673          511,001
       Amortization of employee stock awards        19,144           23,930
       Gain on sale of assets                       (5,190)              -
       Net amortization of debt securities:
          Available-for-sale                       235,647          104,161
          Held-to-maturity                          25,203               -
          Stock dividends received                 (58,700)         (26,400)
       (Increase) decrease in accrued
         interest receivable                       531,240         (273,607)
       (Increase) decrease in
          other assets                            (337,651)         506,558
       Increase (decrease) in accrued
          interest, taxes and other
          liabilities                           (1,428,773)       1,254,038

          Net cash provided by
          operating activities                   6,332,504        8,641,237

Cash provided (absorbed) by
investing activities:
  Proceeds from sales of
     equity securities                             180,800           86,154
  Proceeds from maturities and
  paydowns on debt and equity securities-
     Available-for-sale                         62,268,505       62,760,256
     Held-to-maturity                            1,845,096               -
  Purchases of debt and equity
     securities-
     Available-for-sale                        (44,319,755)     (79,310,622)
     Held-to-maturity                           (1,994,688)              -
     Equity                                     (1,085,954)        (895,100)
  Proceeds from maturities of
     interest-bearing deposits with
     other banks                                11,256,258               -
  Increase in loans, net                        (5,255,238)      (7,030,968)
  Capital expenditures                          (1,591,418)        (586,741)
  Proceeds from sales of premises and
     equipment                                      26,253           21,325
  Proceeds from sales of other real estate
    and assets owned                               677,744          836,699
  Cash paid (net of consideration received)
    in bank acquisitions                        (6,792,147)              -

          Net cash provided (absorbed)
            by investing activities             15,215,456      (24,118,997)

Cash provided (absorbed) by
financing activities:
  Net change in deposits                       (21,985,379)     (11,156,810)
  Increase (decrease) in federal
    funds purchased                            (13,000,000)      13,000,000
  Proceeds from issuance of common
    stock                                        2,093,343               -
  Payments on borrowings                        (5,825,000)              -
  Proceeds from borrowings                      17,500,000         (800,000)
  Purchase of minority interest                   (784,570)      (1,037,823)

         Net cash provided
         (absorbed) by financing
         activities                            (22,001,606)           5,367

Net change in cash and cash equivalents           (453,646)     (15,472,393)

Cash and cash equivalents at
  beginning of year                             22,551,612       38,024,005

Cash and cash equivalents at end of year       $22,097,966      $22,551,612

Cash paid for income taxes                      $4,343,278         $709,000

Cash paid for interest                         $15,139,433     $ 13,149,415

                        The accompanying notes are an integral part of these consolidated financial statements.

                   COUNTRYBANC HOLDING COMPANY

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1998 AND 1997



1.  SUMMARY OF BUSINESS OPERATIONS AND SIGNIFICANT ACCOUNTING
    POLICIES:

NATURE OF BUSINESS

CountryBanc Holding Company ("CBH"), an Oklahoma corporation, and subsidiaries (collectively referred to as the "Company") provides a full range of banking services to individual and corporate customers primarily in Kingfisher, Hennessey, Enid, El Reno, Guymon, Geary, Helena, Hobart, Wakita, Marshall, Weatherford, Cordell and Corn, Oklahoma, including the contiguous counties thereof, as well as Elkhart, Kansas. The Company is subject to competition from other financial service companies and financial institutions. The Company is also subject to the regulations of certain federal and state agencies and undergoes periodic examinations by those regulatory authorities.

BASIS OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of CBH and its wholly owned subsidiaries, People First Bank ("PFB") The First State Holding Company of Elkhart ("FSH"), and its subsidiary People First Bank, Elkhart, Kansas ("PFE") (collectively referred to as the "Banks"). During 1998, certain other subsidiaries namely PNB Financial Corporation and City National Bancshares, and its subsidiary City Bank of Weatherford, were merged into CBH or People First Bank as applicable. Intercompany transactions and balances have been eliminated in consolidation.

Certain reclassifications have been made to the 1997 balances to provide consistent financial statement classifications in the periods presented herein. Such reclassifications had no effect on net income or total assets.

USE OF ESTIMATES

The consolidated financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the consolidated financial statements, management is required to make use of certain estimates and assumptions. Those estimates and assumptions relate primarily to the determination of the allowance for loan losses, the valuation of other real estate and assets owned, income tax expense and the fair value of financial instruments. Actual results could differ from those estimates. The accounting policies for these items and other significant accounting policies are presented below.

CASH AND CASH EQUIVALENTS

For the purpose of presentation in the consolidated statements of cash flows, cash and cash equivalents are defined as those amounts included in the consolidated statements of financial condition as cash and due from banks and federal funds sold.

DEBT AND EQUITY SECURITIES

Debt securities and equity securities which have a readily determinable fair value, that management intends to use as part of its asset/liability management strategy or that may be sold in response to changes in interest rates or prepayment risk are classified as available-for-sale and are carried at estimated fair value with unrealized gains and losses reported as a separate component of stockholders' equity, net of income taxes. Debt securities that management has the ability and intent to hold to maturity are classified as held-to-maturity and are carried at cost, adjusted for amortization of premiums and accretion of discounts. Amortization of premiums and accretion of discounts are recognized in interest income using a method that approximates the effective interest method over the period to maturity. Equity securities which do not have a readily determinable fair value are carried at cost. Gains and losses on the sale of debt and equity securities are included as a separate component of noninterest income. Applicable income taxes, if any, are included in income taxes. The basis of the securities sold is determined by the specific identification method for each security.

LOANS RECEIVABLE

Interest on substantially all loans receivable is accrued based on the principal amount outstanding. Loan fees and costs associated with the origination of loans are not considered to be material and, therefore, are recorded as received and incurred, respectively. Premiums and discounts on loans are amortized into interest income using a method that approximates a level yield over the contractual lives of the loans, adjusted for actual prepayments.

The accrual of interest on impaired loans is discontinued when, in management's opinion, the borrower may be unable to meet payments as they become due. When interest accrual is discontinued, all unpaid accrued interest is reversed. Interest income is subsequently recognized only to the extent cash payments are received.

ALLOWANCE FOR LOAN LOSSES

The allowance for loan losses is increased by charges to income and decreased by charge-offs (net of recoveries). Management's periodic evaluation of the adequacy of the allowance is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrowers' ability to repay, the estimated value of any underlying collateral, and current economic conditions. The adequacy of the allowance for loan losses is periodically reviewed and approved by the Board of Directors. However, ultimate losses may differ from these estimates. Adjustments to the allowance for loan losses are reported in earnings in the periods in which they become known. It is Company policy to charge off any loan or portion thereof when it is deemed uncollectible in the ordinary course of business. Loan losses and recoveries are charged or credited directly to the allowance.

PREMISES AND EQUIPMENT

Land is stated at cost. Bank premises, furniture, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization is charged to operating expense and is computed by use of both straight-line and accelerated methods over the estimated useful lives of the assets. Maintenance and repairs are charged to expense as incurred, while improvements are capitalized.

INTANGIBLES

Intangibles consist of the excess of the purchase price paid over the estimated fair value of the net assets acquired. Intangibles are being amortized over their estimated life (15 years) using the straight-line method. Amortization expense related to the intangibles was approximately $597,000 for 1998 and $426,000 for 1997.

OTHER REAL ESTATE AND ASSETS OWNED

Other real estate and assets owned consists primarily of real estate and other assets acquired through loan foreclosure. These assets are carried at estimated fair value at the date of foreclosure. Estimated fair value is based on independent appraisals and other relevant factors. At the time of acquisition, any excess of cost over the estimated fair value is charged to the allowance for loan losses. Subsequent losses on dispositions, declines in the estimated fair values and the net operating income and expenses of such assets are charged to other noninterest expense.

INCOME TAXES

The Company files a consolidated federal income tax return with all of its subsidiaries. Separate state income tax returns are filed for PFH and PFE.

Deferred tax assets and liabilities are recognized for the future income tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are included in the consolidated financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

2.  ACQUISITIONS:

On March 20, 1998, the Company purchased all of the common stock of The First State Holding Company of Elkhart ("FSH") along with its subsidiary People First Bank, Elkhart, Kansas ("PFE"). On May 28, 1998, the Company purchased all of the common stock of Home State Bank of Hobart ("HSB"). FSH and HSB results of operations are included in the consolidated statement of income beginning March 1, 1998 and May 1, 1998, respectively. Both acquisitions were accounted for under the purchase method of accounting using push down accounting treatment. The net purchase prices of approximately $4,303,000 for PFE and $4,433,000 for HSB were allocated to the net assets acquired based upon their fair market values as of the acquisition dates resulting in approximately $1,415,000 and $1,776,000 of intangible assets for PFE and HSB, respectively. These intangibles are being amortized on a straight-line basis over fifteen-year lives. Total assets at the date of the acquisitions and after allocation of the purchase price premiums totaled approximately $42,230,000 for PFE and $40,217,000 for HSB. These transactions did not have a material effect on the results of operations of the Company in 1998.

As of December 31, 1998, the Company had entered into an agreement to purchase the First State Bank of Hobart with assets totaling approximately $36,128,000 for a net purchase price totaling approximately $4,641,000. The acquisition was consummated during the first quarter of 1999.

Also, as of December 31, 1998, the Company had entered into agreements to purchase two other separate financial institutions with combined assets totaling approximately $159,000,000. The combined purchase price for the two institutions is approximately $36,800,000. These acquisitions, which are subject to regulatory and shareholder approval, are expected to be consummated in the third quarter of 1999.

3. CASH AND DUE FROM BANKS:

The Federal Reserve System requires the Bank to maintain certain cumulative reserve balances based on deposits. These required reserve balances amounted to approximately $1,472,000 at December 31, 1998. These reserve balances are included in cash and due from banks in the accompanying consolidated statements of financial condition.

4. DEBT AND EQUITY SECURITIES:

Debt and equity securities have been classified in the consolidated statements of financial condition according to management's intent. The amortized cost of securities and their estimated fair values at December 31 were as follows (in rounded thousands):


                                                          GROSS        GROSS       ESTIMATED
                                         AMORTIZED     UNREALIZED   UNREALIZED        FAIR
          1998                             COST           GAINS       LOSSES         VALUE
U.S. Treasury securities:
  Available-for-sale                   $34,542,000       $248,000     $(7,000)   $34,783,000
  Held-to-maturity                         252,000          1,000        -           253,000

U.S. Government agencies and
other mortgage-backed securities:
  Available-for-sale                    30,123,000        113,000    (261,000)    29,975,000
  Held-to-maturity                         440,000          2,000        -           442,000

U.S. Government agency
collateralized mortgage
obligations:
  Available-for-sale                    12,466,000         89,000        -        12,555,000
  Held-to-maturity                       1,920,000          -         (23,000)     1,897,000

Obligations of U.S.
Government and agency
securities:
  Available-for-sale                    13,567,000         37,000        -        13,604,000
  Held-to-maturity                         907,000         10,000        -           917,000

Obligations of state and
political subdivisions:
  Available-for-sale                     4,940,000        164,000      (4,000)     5,100,000
  Held-to-maturity                       2,856,000         21,000      (5,000)     2,872,000

       Total available-
         for-sale securities            95,638,000        651,000    (272,000)    96,017,000

       Total held-to-
         maturity securities             6,375,000         34,000     (28,000)     6,381,000

Equity securities                        2,728,000           -            -        2,728,000

       Total debt and
         equity securities            $104,741,000       $685,000   $(300,000)  $105,126,000

                                                          GROSS        GROSS       ESTIMATED
                                         AMORTIZED     UNREALIZED   UNREALIZED        FAIR
          1997                             COST           GAINS       LOSSES         VALUE

Available-for-sale securities:

  U.S. Treasury securities            $29,705,000      $118,000     $(5,000)    $29,818,000
  U.S. Government agencies
     and other
     mortgage-backed
     securities                        25,061,000        89,000    (137,000)     25,013,000
  U.S. Government agency
     collateralized
     mortgage obligations              22,445,000       130,000      (8,000)     22,567,000
  Obligations of U.S. Government
     and agency securities              9,765,000        24,000     (16,000)      9,773,000
  Obligations of state
     and political
     subdivisions                       5,686,000       101,000     (14,000)      5,773,000

          Total available-
            for-sale
            securities                 92,662,000       462,000    (180,000)     92,944,000

Equity securities                       1,638,000             -           -       1,638,000

          Total debt and
            equity
           securities                $ 94,300,000     $ 462,000   $(180,000)    $94,582,000

There were no sales of debt securities during 1998 or 1997.

The schedule of maturities of the debt securities at December 31, 1998, was as follows (in rounded thousands):

                                         AMORTIZED        ESTIMATED
                                              COST       FAIR VALUE
Due in one year or less:
  Available-for-sale                   $39,584,000      $39,775,000
  Held-to-maturity                         989,000          994,000

Due after one year
through five years:
  Available-for-sale                    10,718,000       10,866,000
  Held-to-maturity                       2,186,000        2,208,000

Due after five years
through ten years:
  Available-for-sale                     2,320,000        2,417,000
  Held-to-maturity                         638,000          638,000

Due after ten years:
Available-for-sale                         427,000          429,000
  Held-to-maturity                         202,000          202,000

Mortgage-backed securities,
not due at a single
maturity date:
  Available-for-sale                    42,589,000       42,530,000
  Held-to-maturity                       2,360,000        2,339,000

     Total available-
       for-sale securities              95,638,000       96,017,000

     Total held-to-maturity
       securities                        6,375,000        6,381,000

     Total debt securities            $102,013,000     $102,398,000

At December 31, 1998 and 1997, debt and equity securities with carrying values of approximately $50,757,000 and $37,017,000, respectively, were pledged to secure public deposits and for other purposes as required or permitted by law.

5. LOANS RECEIVABLE AND ALLOWANCE FOR LOAN LOSSES:

The composition of the loans receivable portfolio at December 31 was as follows (in rounded thousands):


                                          1998              1997
Real estate:
  Commercial and
    residential                       $ 83,328,000      $64,771,000
  Farmland                              28,210,000       20,394,000
Agriculture                             88,748,000       83,326,000
Commercial and industrial               69,209,000       62,211,000
Consumer, net of unearned
  interest                              14,545,000       19,047,000
Other                                      903,000          619,000

       Subtotal                        284,943,000      250,368,000

Less- Allowance for
  loan losses                           (5,097,000)      (4,716,000)

       Total loans
         receivable, net              $279,846,000     $245,652,000

A substantial amount of the Company's total loans receivable are to borrowers operating in the agriculture sector. The loans are typically secured by livestock, crops, land, and machinery and equipment. The operating performance of these borrowers' businesses and the value of related collateral are contingent upon, among other things, commodity prices, crop and livestock production volumes, farm legislation and other factors. Significant changes in any of these factors can cause serious deterioration in the credit quality in any one or more of these types of loans. As changes in these factors are identified, management adjusts the allowance for loan losses accordingly.

Changes in the allowance for loan losses for the years ended
December 31 were as follows (in rounded thousands):


                                          1998              1997
Balance, beginning of
year                                    $4,716,000       $5,312,000

  Provision for loan
  losses                                   736,000        1,476,000

     Charge-offs                        (2,035,000)      (2,654,000)

     Less- Recoveries                      960,000          582,000

          Net charge-offs               (1,075,000)      (2,072,000)

  Allowance acquired in
    bank acquisitions                      720,000               -

Balance, end of year                    $5,097,000       $4,716,000

Impaired loans totaled approximately $2,896,000 and $2,757,000 at December 31, 1998 and 1997, respectively. The average of impaired loans during 1998 and 1997 was approximately $2,249,000 and $4,069,000, respectively. The total allowance for loan losses related to these loans was approximately $212,000 and $494,000 at December 31, 1998 and 1997, respectively. Interest income recognized from cash receipts collected on impaired loans was not material for the years ended December 31, 1998 and 1997.

Loans receivable having carrying values of approximately $151,000 and $826,000 were transferred to other real estate and assets owned in 1998 and 1997, respectively.

Loans to directors, officers and their affiliated companies totaled approximately $600,000 and $386,000 at December 31, 1998 and 1997, respectively. In management's opinion, these loans were made in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable transactions with unrelated parties and do not involve more than normal risks.

6. PREMISES AND EQUIPMENT:

The composition of premises and equipment at December 31 was as follows (in rounded thousands):


                      Estimated
                        Useful
                         Life                       1998         1997

Land                      -                       $875,000     $755,000
Premises and
  improvements        10-40 years               10,248,000    9,057,000
Furniture, fixtures
and equipment         3-10 years                 4,853,000    3,165,000

                                                15,976,000   12,977,000

     Less- Accumulated
       depreciation and
       amortization                             (2,119,000)    (994,000)

Premises and equipment,
  net                                          $13,857,000  $11,983,000

Depreciation and amortization expense totaled approximately
$1,129,000 and $851,000 during 1998 and 1997, respectively.

7. DEPOSITS:

Included in time deposits at December 31, 1998 and 1997, are approximately $41,309,000 and $34,434,000, respectively, in denominations of $100,000 or more. At December 31, 1998, the scheduled maturities of time deposits are as follows (in rounded thousands):

     1999                                     $173,079,000
     2000                                       11,660,000
     2001                                        4,062,000
     2002                                          744,000
     2003 and thereafter                           326,000

                                              $189,871,000

8. NOTES PAYABLE:

The composition of notes payable at December 31 was as follows
(in rounded thousands):

                                                    1998         1997
Revolving line of credit, matures
  October 17, 2006, bearing
  interest at the annual rate
  of 7.75%                                      $8,900,000   $6,300,000

Federal Home Loan Bank of
  Topeka advance, maturing
  November 25, 2003,
  bearing interest at
  the annual rate
  of 4.76%                                      10,000,000        -

Notes payable to
  former shareholders                                 -         925,000

                                               $18,900,000   $7,225,000

The Company's revolving line of credit with another financial institution is due on October 17, 2006. The line of credit has interest payable quarterly beginning April 10, 1998, and quarterly thereafter, based on a fixed interest rate of 7.75%.
On October 17, 2001, the rate will adjust to reflect any change on that date of the five-year United States Treasury Note rate plus 2.50% fixed for the remaining five-year term of the Note. Semi-annual principal payments are required as follows: $500,000 on July 10, 1998 and January 10, 1999, $600,000 on July 10, 1999
and January 10, 2000, and $700,000 on each July 10 and January 10 until maturity of the Note on October 17, 2006. The total line of credit is secured by the common stock of the subsidiaries of the Company, PFB, FSH and PFE. The maximum amount available under this line of credit as of December 31, 1998, was $11,500,000.

The line of credit agreement contains certain restrictive financial covenants and ratios including minimum net worth, dividend restrictions, allowance for loan losses, capital ratios and nonperforming asset ratios. As of December 31, 1998 and 1997, the Company was in compliance with all such ratios and covenants.

9. EMPLOYEE BENEFIT PLANS:

The Company has a profit sharing plan (the "Plan") covering substantially all full-time employees. Under the provisions of the Plan, the Company contributes a 6% match annually of total compensation paid to participants during the year. Approximately $216,000 and $224,000 was contributed during 1998 and 1997, respectively, and such amounts are included in salaries and employee benefits in the accompanying consolidated statements of income. In addition, the Company maintains a 401(k) plan for employees whereby participants may make voluntary contributions, within certain limitations.

10. INCOME TAXES:

Income taxes as of December 31 have been allocated as follows (in rounded thousands):

                                                  1998          1997

Income from operations                          $2,701,000   $2,450,000
Stockholders' equity                                37,000      (3,000)

                                                $2,738,000   $2,447,000

The income tax expense from operations for December 31 includes the following components (in rounded thousands):


                                                  1998          1997

Current expense                                 $2,585,000   $1,939,000
Deferred expense                                   116,000      511,000

                                                $2,701,000   $2,450,000

At December 31 the deferred income tax liability consisted of the following (in rounded thousands):


                                                   1998         1997
Deferred income tax assets:
  Allowance for loan losses                       $649,000     $861,000
  Federal and state net
     operating loss carryforwards                  198,000      321,000
  Investment tax credit
     carryforward                                    -          121,000
  Other, net                                       159,000      157,000

          Total gross
          deferred income tax
          assets                                 1,006,000    1,460,000

Deferred income tax liabilities:
  Book basis of premises
     and equipment in excess of
     tax basis                                   2,990,000    2,854,000
  Accrual to cash basis conversion                  60,000      120,000
  Available-for-sale securities                    144,000      107,000
  Other, net                                       184,000       61,000

          Total gross
          deferred tax
          liabilities                            3,378,000    3,142,000

Net deferred income tax liability                2,372,000    1,682,000
Valuation allowance                                 95,000      357,000

          Deferred income tax
          liability, net                        $2,467,000   $2,039,000

A reconciliation of the provision for income taxes based on statutory rates with effective rates follows (in rounded thousands):


                                                   1998         1997

Income tax at statutory
  rate (34%)                                    $2,530,000  $ 2,175,000
State income tax,
  net of federal benefit                           272,000      236,000
Tax-exempt interest                               (148,000)     (75,000)
Interest expense related to
  funding tax-exempt assets                         31,000       20,000
Nondeductible amortization of
  goodwill                                         185,000      121,000
Change in valuation allowance                      (162,000)   (129,000)
Other                                                (7,000)    102,000

          Total provision for
          income taxes                          $2,701,000   $2,450,000

As of December 31, 1998, the Company had approximately $355,000 of federal net operating loss carryforwards and approximately $1,830,000 of state net operating loss carryforwards which can be used to offset future taxable income. The net operating loss carryforwards expire between the years 1999 and 2012.

The valuation allowance at December 31, 1998, is attributable to the net operating loss carryforwards which are subject to annual limitations.

The Company's federal income tax returns have been examined by and settled with the Internal Revenue Service through 1996.

11. COMMITMENTS AND CONTINGENCIES:

In the ordinary course of business, the Company has various outstanding commitments and contingent liabilities that are not reflected in the accompanying consolidated financial statements. There were letters of credit and unfunded loan commitments outstanding at December 31, 1998, of approximately $55,907,000. Management does not anticipate any material losses as a result of these commitments.

In addition, the Company is a defendant in certain claims and legal actions arising in the ordinary course of business. In the opinion of management, after consultation with legal counsel, the ultimate disposition of these matters is not expected to have a material adverse effect on the consolidated financial condition or future results of operations of the Company.

12. PREFERRED STOCK:

The preferred stock of 508,767 shares is nonvoting and has a par value and liquidation preference of $.01 per share. Such shares are subject to a restricted stock agreement, and are convertible into Class A common stock on a share-for-share basis upon the attainment of certain performance criteria.

At the date of issuance of the preferred stock, the Company estimated the value of the shares of preferred stock expected to be issued under the terms of the restricted loan agreement over the amount received to be approximately $60,000. This amount is being recognized as a component of salaries and employee benefits over the expected vesting period. Approximately $19,000 and $24,000 was amortized during 1998 and 1997, respectively, and is included in salaries and benefits in the accompanying consolidated statements of income with a corresponding amount recorded in capital surplus in the accompanying consolidated statements of stockholders' equity.

13. COMMON STOCK:

The Company has issued two classes of common stock to stockholders; Class A and Class B common stock. With the exception of the Class B common stock having no voting rights, each class of common stock is identical. The Company is restricted from issuing Class A common stock, with certain exceptions, without the vote of a majority of the holders of the issued and outstanding Class A common stock. During 1998, Class A and Class B common stock were issued under the required terms.

14. REGULATORY MATTERS:

The Company is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory -- and possibly additional discretionary -- actions by regulators that, if undertaken, could have a direct material effect on the Company's consolidated financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company must meet specific capital guidelines that involve quantitative measures of the Company's assets, liabilities and certain off-consolidated statements of financial condition items as calculated under regulatory accounting practices. The Company's capital amounts and classification are also subject to qualitative judgments by the regulators regarding components, risk weightings and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Company to maintain minimum amounts and ratios (set forth in the following table) of total and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I capital (as defined) to average assets (as defined). Management believes, as of December 31, 1998, that the Company meets all capital adequacy requirements to which it is subject.

As of December 31, 1998, the most recent notification from the regulatory agencies categorized the Banks as well capitalized under the regulatory framework for prompt correction action. To be categorized as well capitalized the Banks must maintain minimum total risk-based, Tier I risk-based, and Tier I leverage ratios as set forth in the table. There are no conditions or events since that notification that management believes have changed the Banks' category.

                                                                 FOR CAPITAL
                                      ACTUAL                 ADEQUACY PURPOSES:
                               AMOUNT      RATIO             AMOUNT       RATIO
                                      (DOLLARS IN ROUNDED THOUSANDS)
As of December 31, 1998:
  Total Capital
    (to Risk Weighted
     Assets):


  CountryBanc Holding
     Company                   $32,114,000 10.70%            $24,019,000  8%
  First State
     Holding Company             2,572,000 20.94%                983,000  8%
  People First Bank             37,281,000 12.96%             23,012,000  8%
  People First Bank,
     Elkhart                     3,262,000 26.56%                983,000  8%

  Tier I Capital
     (to Risk Weighted Assets):


  CountryBanc Holding
     Company                    28,344,000  9.44%             12,010,000  4%
  First State Holding
     Company                     2,418,000 19.69%                491,000  4%
  People First Bank             33,669,000 11.70%             11,506,000  4%
  People First Bank,
     Elkhart                     3,108,000 25.31%                491,000  4%

  Tier I Capital
     (to Average Assets):

  CountryBanc Holding
     Company                    28,344,000  6.54%             17,347,000  4%
  First State
     Holding Company             2,418,000  6.79%              1,424,000  4%
  People First Bank             33,669,000  8.47%             15,908,000  4%
  People First Bank,
     Elkhart                     3,108,000  8.73%              1,424,000  4%


                                        TO BE WELL
                                    CAPITALIZED UNDER
                                    PROMPT CORRECTIVE
                                    ACTION PROVISIONS:
                                  AMOUNT         RATIO
                            (DOLLARS IN ROUNDED THOUSANDS)
As of December 31, 1998:

  Total Capital
    (to Risk Weighted
     Assets):

  CountryBanc Holding
     Company                      $N/A           N/A
  First State
     Holding Company               N/A           N/A
  People First Bank         28,765,000            10%
  People First Bank,
     Elkhart                 1,228,000            10%

  Tier I Capital
     (to Risk Weighted Assets):

  CountryBanc Holding
     Company                       N/A           N/A
  First State Holding
     Company                       N/A           N/A
  People First Bank         17,259,000             6%
  People First Bank,
     Elkhart                   737,000             6%

  Tier I Capital
  (to Average Assets):

  CountryBanc Holding
     Company                       N/A           N/A
  First State
     Holding Company               N/A           N/A
  People First Bank         19,885,000             5%
  People First Bank,
     Elkhart                 1,780,000             5%

                                                                 FOR CAPITAL
                                      ACTUAL                 ADEQUACY PURPOSES:
                               AMOUNT      RATIO             AMOUNT       RATIO
                                       (DOLLARS IN ROUNDED THOUSANDS)
As of December 31, 1997:
  Total Capital
     (to Risk Weighted Assets):

  CountryBanc Holding
     Company                  $28,402,000  10.56%            $21,408,000  8%
  P.N.B. Financial
     Corporation               30,570,000  12.78%             19,141,000  8%
  City National
     Bancshares                 4,001,000  13.44%              2,381,000  8%
  People First Bank            27,880,000  11.66%             19,126,000  8%
  City Bank of
     Weatherford                4,592,000  15.43%              2,381,000  8%

  Tier I Capital
     (to Risk Weighted Assets):

  CountryBanc Holding
     Company                   25,040,000   9.31%             10,704,000  4%
  P.N.B. Financial
     Corporation               27,560,000  11.52%              9,570,000  4%
  City National
     Bancshares                 3,824,000  12.85%              1,190,000  4%
  People First Bank            24,873,000  10.40%              9,563,000  4%
  City Bank of
     Weatherford                4,415,000  14.84%              1,190,000  4%

  Tier I Capital
     (to Average Assets):

  CountryBanc Holding
     Company                   25,040,000   6.69%             14,893,000  4%
  P.N.B. Financial
     Corporation               27,560,000   8.80%              2,532,000  4%
  City National
     Bancshares                 3,824,000   6.51%              2,350,000  4%
  People First Bank            24,873,000   7.94%             12,525,000  4%
  City Bank of
     Weatherford                4,415,000   7.52%              2,350,000  4%

                         Management intends to continue compliance with all regulatory capital requirements.

                                        TO BE WELL
                                    CAPITALIZED UNDER
                                    PROMPT CORRECTIVE
                                    ACTION PROVISIONS:
                                  AMOUNT         RATIO
                            (DOLLARS IN ROUNDED THOUSANDS)
As of December 31, 1997:

  Total Capital
    (to Risk
     Weighted Assets):

  CountryBanc Holding
     Company                      $N/A           N/A
  P.N.B. Financial
     Corporation                   N/A           N/A
  City National
     Bancshares                    N/A           N/A
  People First Bank         23,907,000           10%
  City Bank of
     Weatherford             2,976,000           10%

  Tier I Capital
    (to Risk
     Weighted Assets):

  CountryBanc Holding
     Company                       N/A           N/A
  P.N.B. Financial
     Corporation                   N/A           N/A
  City National
     Bancshares                    N/A           N/A
  People First Bank         14,344,000            6%
  City Bank of
     Weatherford             1,786,000            6%


  Tier I Capital
     (to Average Assets):

  CountryBanc Holding
     Company                       N/A           N/A
  P.N.B. Financial
     Corporation                   N/A           N/A
  City National
     Bancshares                    N/A           N/A
  People First Bank         15,656,000            5%
  City Bank of Weatherford   2,937,000            5%

            Management intends to continue compliance with all regulatory capital requirements.

15. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS:

Statement of Financial Accounting Standards ("SFAS") No. 107,
"Disclosures about Fair Value of Financial Instruments", requires that the Company disclose estimated fair values for its financial instruments.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

The carrying amounts for cash and cash equivalents, including federal funds sold, are considered reasonable estimates of fair value.

INTEREST-BEARING DEPOSITS WITH OTHER BANKS

The carrying amount for interest-bearing deposits with other banks is considered a reasonable estimate of fair value.

DEBT AND EQUITY SECURITIES

The fair values of debt and equity securities are based on quoted market prices or dealer quotations, if available. The estimated fair value of certain state and municipal obligations is not readily available through market sources. Fair value estimates for these instruments are based on dealer quoted market prices.

LOANS RECEIVABLE

Fair values are estimated for portfolios of loans receivable with similar characteristics. Loans are segregated by type, and then further segregated into fixed and adjustable rate components, and by performing and nonperforming categories.

The fair value of loans is estimated by discounting scheduled cash flows through the estimated maturity using the current rates at which similar loans could be made to borrowers with similar credit ratings and for similar maturities.

ACCRUED INTEREST RECEIVABLE AND ACCRUED INTEREST PAYABLE

The carrying amounts for accrued interest receivable and accrued interest payable are considered reasonable estimates of fair value.

DEPOSITS

The fair value of demand deposits, savings and interest-bearing demand deposits is the amount payable on demand at each reporting date. The fair value of time deposits is based on the discounted value of contractual cash flows. The discount rate is estimated using the rates offered for deposits of similar remaining maturities as of each valuation date.

FEDERAL FUNDS PURCHASED

The carrying amount for federal funds purchased approximates fair value due to the short maturity of these instruments.

NOTES PAYABLE

Interest rates currently available to the Company for debt instruments of similar terms and remaining maturities are used to estimate the fair value of notes payable at each reporting date.

COMMITMENTS TO EXTEND CREDIT AND STANDBY LETTERS OF CREDIT

The fair value of commitments is estimated using the fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreement and the present creditworthiness of the counterparties. The fair value of letters of credit is based on fees currently charged to enter into similar agreements. The fees associated with the commitments and letters of credit currently outstanding reflect a reasonable estimate of fair value.

The estimated fair values of the Company's financial instruments at December 31 were as follows (in rounded thousands):

                                          1998

                                CARRYING           ESTIMATED
                                  AMOUNT          FAIR VALUE
Financial assets:
  Cash and
     cash equivalents           $22,098,000       $22,098,000
  Interest-bearing
     deposits with other
     banks                        7,413,000         7,413,000
  Debt and equity securities    105,120,000       105,126,000
  Loans receivable, net         279,846,000       279,599,000
  Accrued interest
     receivable                   5,934,000         5,934,000

     Total financial assets    $420,411,000      $420,170,000

Financial liabilities:

  Total deposits               $382,735,000      $383,444,000
  Federal funds purchased             -                 -
  Notes payable                  18,900,000        18,900,000
  Accrued interest payable        1,550,000         1,550,000

     Total financial
     liabilities               $403,185,000      $403,894,000


                                          1997
                                CARRYING           ESTIMATED
                                  AMOUNT          FAIR VALUE
Financial assets:
  Cash and
     cash equivalents          $22,552,000        $22,552,000
  Interest-bearing
     deposits with other
     banks                              -                  -
  Debt and equity securities    94,582,000         94,582,000
  Loans receivable, net        245,653,000        245,332,000
  Accrued interest
     receivable                  5,247,000          5,247,000

     Total financial assets   $368,034,000       $367,713,000

Financial liabilities:
  Total deposits              $330,401,000       $330,772,000
  Federal funds purchased       13,000,000         13,000,000
  Notes payable                  7,225,000          7,225,000
  Accrued interest payable       1,086,000          1,086,000

     Total financial
     liabilities              $351,712,000       $352,083,000

LIMITATIONS

No ready market exists for a significant portion of the Company's financial instruments. It is necessary to estimate the fair value of these financial instruments based on a number of subjective factors, including expected future loss experience, risk characteristics and economic performance. Because of the significant amount of judgment involved in the estimation of the accompanying fair value information, the amounts disclosed cannot be determined with precision.

The fair value of a given financial instrument may change substantially over time as a result of, among other things, changes in scheduled or forecasted cash flows, movement of current interest rates, and changes in management's estimates of the related credit risk or operational costs. Consequently, significant revisions to fair value estimates may occur during future periods. Management believes it has taken reasonable efforts to ensure that fair value estimates presented are accurate. However, adjustments to fair value estimates may occur in the future and actual amounts realized from financial instruments may differ significantly from the amounts presented herein.

The fair values presented apply only to financial instruments and, as such, do not include such items as fixed assets, other real estate and assets owned, other assets and liabilities, as well as other intangibles which have resulted from business transactions. As a result, the aggregation of the fair value estimates presented herein do not represent, and should not be construed to represent, the underlying value of the Company.

16. ACCOUNTING PRONOUNCEMENTS:

The Financial Accounting Standards Board ("FASB") has issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This statement is required to be adopted by the Company in 2000. Management does not anticipate that adoption of this statement will have a significant impact on the consolidated financial position or the future results of operations of the Company.

                                                             Schedule 1
                                                            Page 1 of 2


                   COUNTRYBANC HOLDING COMPANY

          CONSOLIDATING STATEMENT OF FINANCIAL CONDITION

                        DECEMBER 31, 1998

                                                                         CONSOLI-
                                                         FIRST STATE     DATIONS
                           COUNTRYBANC       PEOPLE        HOLDING         AND       CONSOLIDATED
  ASSETS                   HOLDING CO.     FIRST BANK      COMPANY     ELIMINATIONS    BALANCE
Cash and due
  from banks               $ 372,767     $ 15,785,168   $ 2,079,851    $ (389,820)   $17,847,966
Federal funds
  sold                          -                -        4,250,000             -      4,250,000

     Total cash
     and cash
     equivalents             372,767       15,785,168     6,329,851      (389,820)    22,097,966

Interest-bearing
  deposits with
  other banks                    -             99,000     7,314,011             -      7,413,011

Debt and equity
  securities:
  Available-for-sale             -         87,666,289     8,350,628             -     96,016,917
  Held-to-maturity               -          3,147,643     3,227,020             -      6,374,663
  Equity                      86,154        2,515,332       126,450             -      2,727,936

     Total debt
     and equity
     securities               86,154       93,329,264    11,704,098             -    105,119,516

Loans receivable,
  net                            -        271,263,329     8,582,249             -    279,845,578

Premises and
  equipment, net              34,768       13,423,298       398,766             -     13,856,832
Intangibles, net             419,392        6,931,788     1,336,009             -      8,687,189
Accrued interest
  receivable                     -          5,522,178       412,014             -      5,934,192
Other real estate
  and assets
  owned, net                     -            186,501          -                -        186,501
Investment in
  subsidiaries            45,345,063          -                -       (45,345,063)         -
Other assets                 535,022          453,355       128,877       (168,028)      949,226

   Total assets          $46,793,166     $406,993,881   $36,205,875   $(45,902,911) $444,090,011

LIABILITIES AND STOCKHOLDERS'
  EQUITY

Deposits:
  Demand                 $       -       $ 47,472,003   $ 4,068,672   $(389,820)    $ 51,150,855
  Savings, money
    market and NOW               -        129,634,449    12,078,411          -       141,712,860
  Time                           -        174,802,952    15,068,231          -       189,871,183

   Total deposits                -        351,909,404    31,215,314    (389,820)     382,734,898

Notes payable               8,900,000      10,000,000          -             -        18,900,000
Deferred income
  tax liability                  -          2,338,529       200,244     (71,649)       2,467,124
Accrued interest
  payable and
  other                       456,250       1,906,098       285,104     (96,379)       2,551,073

  Total
   liabilities              9,356,250     366,154,031    31,700,662    (557,848)     406,653,095

Minority interest                -               -          754,718    (754,718)            -

Stockholders'
  equity                   37,436,916      40,839,850     3,750,495 (44,590,345)      37,436,916

  Total
   liabilities
   and
   stockholders'
   equity                 $46,793,166    $406,993,881   $36,205,875 $(45,902,911)   $444,090,011

            The accompanying notes are an integral part of this consolidating financial statement.

                                                           Schedule 1
                                                           Page 2 of 2


                     COUNTRYBANC HOLDING COMPANY

                 CONSOLIDATING STATEMENT OF INCOME

               FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                    FIRST STATE
                                 COUNTRYBANC          PEOPLE         HOLDING
                                 HOLDING CO.        FIRST BANK       COMPANY

Interest and dividend income:
  Loans, including fees          $  -              $ 26,037,272    $ 619,821
  Debt securities
     available-for-sale             -                 5,583,189      433,484
  Debt securities held-to-maturity  -                   127,175      123,110
  Interest-bearing deposits with
     other banks                    -                     3,971      843,981
  Federal funds sold and other      -                   698,330      111,300
  Dividends from subsidiaries
     and other                    4,005,096             128,551        4,215

     Total interest and dividend
     income                       4,005,096          32,578,488    2,135,911


Interest expense:
  Deposits                          -                13,548,326    1,154,754
  Notes payable                     702,830              46,311         -
  Other borrowed funds              -                   484,209       11,693


     Total interest
       expense                      702,830          14,078,846    1,166,447

       Net interest and
       dividend income
       (expense)                  3,302,266          18,499,642      969,464
Provision for loan
  losses                            -                   718,000       18,000


  Net interest and
  dividend income
  (expense) after
  provision for
  loan losses                     3,302,266          17,781,642      951,464

Noninterest income:
  Service charges
     on deposit
     accounts                       -                 1,769,823      109,987
  Equity in
     earnings of
     PFB                          1,561,692              -                 -
  Equity in earnings
     of FSH                         190,586              -                 -
  Equity in earnings
     of PFE                          39,126              -                 -
  Other                              -                  551,252       15,120

       Total noninterest
         income                   1,791,404           2,321,075      125,107

Noninterest expense:
  Salaries and employee
     benefits                       427,206           6,532,417      375,322
  Depreciation and
     amortization                    73,606           1,574,953      110,436
  Professional and
     other services                 282,429             301,317       37,440
  Supplies and postage               13,645             502,873       17,995
  Occupancy expenses                 42,345             380,524       18,420
  Advertising and
     business
     development                     -                  336,236       13,176
  Data processing                    -                  268,602       69,514
  Equipment
     maintenance                      1,868             286,901       12,264
  Telephone                          11,833             229,052       12,277
  Deposit insurance
     assessments and
     examination fees                -                  124,184        7,495
  Other                             114,723             829,707       31,152

     Total noninterest
       expense                      967,655          11,366,766      705,491

     Income before
       income
       tax expense
       (benefit) and
       minority
       interest                   4,126,015           8,735,951      371,080

Income tax expense
  (benefit)                        (614,901)          3,174,259      141,368

     Income before
       minority
       interest                   4,740,916           5,561,692      229,712

Minority
  interest                         -                   -              39,126

     Net income                  $4,740,916         $ 5,561,692     $190,586


     The accompanying notes are an integral part of this consolidating financial statement.

                                              CONSOLIDATIONS
                                                     AND                 CONSOLIDATED
                                                ELIMINATIONS                BALANCE
Interest and dividend income:
  Loans, including fees                              $ -                 $ 26,657,093
  Debt securities
     available-for-sale                                -                    6,016,673
  Debt securities held-to-maturity                     -                      250,285
  Interest-bearing deposits
     with other banks                                  -                      847,952
  Federal funds sold and other                     (344,781)                  464,849
  Dividends from subsidiaries and
     other                                       (4,000,000)                  137,862

     Total interest and dividend income          (4,344,781)               34,374,714

Interest expense:
  Deposits                                             -                   14,703,080
  Notes payable                                                               749,141
  Other borrowed funds                             (344,781)                  151,121

       Total interest expense                      (344,781)               15,603,342

       Net interest and dividend
         income (expense)                        (4,000,000)               18,771,372

Provision for loan losses                              -                      736,000

       Net interest and
          dividend income
          (expense) after
          provision for
          loan losses                            (4,000,000)               18,035,372

Noninterest income:
  Service charges on deposit
     accounts                                          -                    1,879,810
  Equity in earnings of PFB                      (1,561,692)                    -
  Equity in earnings of FSH                        (190,586)                    -
  Equity in earnings of PFE                         (39,126)                    -
  Other                                                -                      566,372

       Total noninterest
       income                                    (1,791,404)                2,446,182

Noninterest expense:
  Salaries and employee
     benefits                                          -                    7,334,945
  Depreciation and
     amortization                                      -                    1,758,995
  Professional and
     other services                                    -                      621,186
  Supplies and postage                                 -                      534,513
  Occupancy expenses                                   -                      441,289
  Advertising and business
     development                                       -                      349,412
  Data processing                                      -                      338,116
  Equipment maintenance                                -                      301,033
  Telephone                                            -                      253,162
  Deposit insurance
     assessments and
     examination fees                                  -                      131,679
  Other                                                -                      975,582

       Total noninterest
          expense                                      -                   13,039,912

          Income before income tax
          expense (benefit) and
          minority interest                      (5,791,404)                7,441,642

Income tax expense (benefit)                            -                   2,700,726

     Income before minority interest             (5,791,404)                4,740,916

Minority interest                                   (39,126)                       -

          Net income                            $(5,752,278)               $4,740,916

  The accompanying notes are an integral part of this consolidating financial statement.

     COUNTRYBANC HOLDING COMPANY

     CONSOLIDATED FINANCIAL STATEMENTS
     AS OF DECEMBER 31, 1997 AND 1996
     TOGETHER WITH REPORT OF INDEPENDENT
     PUBLIC ACCOUNTANTS

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Stockholders of CountryBanc Holding Company:

We have audited the accompanying consolidated statements of financial condition of CountryBanc Holding Company (an Oklahoma corporation) and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income, stockholders' equity and cash flows for the years then ended. These consolidated financial statements and the supplementary consolidating information referred to below are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and supplementary consolidating information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CountryBanc Holding Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The consolidating information included in Schedule I is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position and results of operations of the individual companies. This information has been subjected to the auditing procedures applied in our audit of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.



Oklahoma City, Oklahoma,
     February 13, 1998

                   COUNTRYBANC HOLDING COMPANY

          CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                    DECEMBER 31, 1997 AND 1996

          ASSETS                          1997                1996

Cash and due from banks                $22,551,612        $14,424,005
Federal funds sold                            -            23,600,000

     Total cash and
       cash equivalents                 22,551,612         38,024,005

Debt and equity securities:
     Available-for-sale                 92,944,487         76,523,162
     Equity                              1,637,632            802,286

     Total debt and
       equity securities                94,582,119         77,325,448

Loans receivable, net of
  allowance for loan
  losses of $4,715,647
  in 1997 and $5,312,255
  in 1996                              245,652,487        240,942,243

Premises and equipment, net             11,982,860         12,450,681
Intangibles, net                         6,094,072          6,090,507
Accrued interest receivable              5,247,424          4,973,817
Other real estate and
  assets owned, net                        708,679            700,654
Other assets                               506,116          1,012,674

     Total assets                     $387,325,369       $381,520,029

     LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
     Demand                           $110,879,560        $99,823,800
     Savings, money market
       and NOW                          48,359,895         66,185,984
     Time                              171,161,251        175,547,732

     Total deposits                    330,400,706        341,557,516

Federal funds purchased                 13,000,000              -
Notes payable                            7,225,000          7,100,000
Deferred income tax liability            2,039,245          1,739,154
Accrued interest payable
  and other                              3,351,827          1,968,790

     Total liabilities                 356,016,778        352,365,460

Minority interest                          784,570          2,438,377

Stockholders' equity:
     Preferred stock,
       $.01 par value,
       1,500,000 shares
       authorized; 508,767
       shares issued
       and outstanding                       5,088              5,088
     Common stock - Class A,
       $.01 par value,
       4,250,000 shares
       authorized; 943,707
       shares issued and
       outstanding                           9,437              9,437
     Common stock - Class B,
       $.01 par value,
       4,250,000 shares
       authorized; 177,120
       shares issued and
       outstanding                           1,771              1,771
     Capital surplus                    26,552,870         26,528,940
     Retained earnings
       (deficit)                         3,779,835            (9,054)
     Unrealized appreciation
       on available-for-sale
       securities, net of
       tax of $107,270 in
       1997 and $110,329
       in 1996                             175,020            180,010

          Total stockholders'
            equity                      30,524,021         26,716,192

          Total liabilities
            and stockholders'
            equity                    $387,325,369       $381,520,029

          The accompanying notes are an integral part of these consolidated financial statements.

                   COUNTRYBANC HOLDING COMPANY


                CONSOLIDATED STATEMENTS OF INCOME

         FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                           1997               1996

Interest and dividend income:
     Loans, including fees             $23,932,351         $5,883,077
     Debt securities
       available-for-sale                5,511,740          1,160,886
     Federal funds sold
       and other                           836,708            346,222

          Total interest and
            dividend income             30,280,799          7,390,185

Interest expense:
     Deposits                           12,978,834          3,308,650
     Notes payable                         580,949            116,164
     Other borrowed funds                   89,037             28,602

          Total interest
            expense                     13,648,820          3,453,416

          Net interest
            and dividend
            income                      16,631,979          3,936,769

Provision for loan losses                1,476,000          1,196,381

          Net interest
            income after
            provision for
            loan losses                 15,155,979          2,740,388

Noninterest income:
     Service charges on
       deposit accounts                  1,928,106            674,930
     Trust fees                             34,461             19,262
     Other                                 601,180            134,425

          Total noninterest
            income                       2,563,747            828,617

Noninterest expense:
     Salaries and employee
       benefits                          6,320,786          1,557,383
     Depreciation and
       amortization                      1,276,667            315,098
     Supplies and postage                  635,218            172,198
     Professional and
       other services                      622,030            731,012
     Occupancy expenses                    363,730            185,871
     Equipment maintenance                 317,139             91,406
     Advertising and
       business development                306,722             38,273
     Data processing                       272,699             57,082
     Deposit insurance
       assessments and
       examination fees                    177,284             45,148
     Other                               1,029,994            319,949

          Total noninterest
            expense                     11,322,269          3,513,420

          Income before
            income tax expense
            and minority
            interest                     6,397,457             55,585

Income tax expense                       2,449,882             35,315

          Income before
            minority interest            3,947,575             20,270

Minority interest                          158,686             27,963

          Net income (loss)             $3,788,889           $(7,693)

           The accompanying notes are an integral part of these consolidated financial statements.

                   COUNTRYBANC HOLDING COMPANY

         CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
          FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                           1997               1996

Net income                             $ 3,788,889          $ (7,693)
  Unrealized holding gains
  (losses) arising during the
  period, net of tax                       (4,990)            180,010


    Total comprehensive
    income                              $3,783,899           $172,317

                   COUNTRYBANC HOLDING COMPANY

         CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

          FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                              CLASS A     CLASS B
                                PREFERRED     COMMON      COMMON       CAPITAL
                                STOCK         STOCK       STOCK        SURPLUS
BALANCE,
  December 31, 1995                         $5,088         $100      $ -       $ -
  Purchase and cancellation
    of Class A common stock
                                             -            (100)        -         -
  Issuance of Class A
    common stock,
    net of issue costs                       -            9,437        -        22,336,634
  Issuance of Class B
    common stock,
    net of issue costs                       -            -            1,771     4,192,306
  Net loss                                   -            -            -          -
  Net change in unrealized
    gain on available-for-sale
    securities, net of tax of
    $110,329                                  -            -             -        -

BALANCE,
  December 31, 1996                          5,088        9,437        1,771    26,528,940
  Amortization of
    employee stock
    awards                                   -            -            -            23,930
  Net income                                 -            -            -          -
  Net change in
    unrealized gain on
    available-for-sale
    securities, net of
    tax of ($3,059)                          -           -             -          -

BALANCE,
  December 31, 1997                         $5,088       $9,437       $1,771   $26,552,870

     The accompanying notes are an integral part of these consolidated financial statements.

                                                                Net
                                                            Unrealized
                                          Retained          Investment                            Total
                                          Earnings          Security                         Stockholders'
                                         (Deficit)            Gains                               Equity
BALANCE,
  December 31, 1995                       $(1,361)            $  -                                 $3,827
  Purchase and cancellation
    of Class A common stock
                                             -                   -                                (100)
  Issuance of Class A
    common stock,
    net of issue costs                       -                   -                             22,346,071
  Issuance of Class B
    common stock,
    net of issue costs                       -                   -                              4,194,077
  Net loss                                 (7,693)               -                                (7,693)
  Net change in unrealized
    gain on available-for-sale
    securities, net of tax of
    $110,329                                   -               180,010                            180,010

BALANCE,
  December 31, 1996                        (9,054)             180,010                         26,716,192
  Amortization of
    employee stock
    awards                                   -                   -                                 23,930
  Net income                             3,788,889               -                              3,788,889
  Net change in
    unrealized gain on
    available-for-sale
    securities, net of
    tax of ($3,059)                           -                (4,990)                            (4,990)

BALANCE,
  December 31, 1997                     $3,779,835            $175,020                        $30,524,021

  The accompanying notes are an integral part of these consolidated financial statements.

                   COUNTRYBANC HOLDING COMPANY

              CONSOLIDATED STATEMENTS OF CASH FLOWS

         FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                               1997                1996
Cash flows from operating activities:
  Net income (loss)                                         $3,788,889            $(7,693)
  Adjustments to reconcile net
    income (loss) to net cash
    provided by operating activities-
       Provision for loan losses                             1,476,000           1,196,381
       Depreciation and amortization                         1,276,667             315,098
       Deferred income tax provision (benefit)                 511,001           (255,394)
       Amortization of employee stock awards                    23,930               -
       Net amortization of
         available-for-sale securities                         104,161              31,293
       Increase (decrease) in accrued
         interest payable and other
         liabilities                                         1,254,038           (483,642)
       (Increase) decrease in accrued
         interest receivable                                 (273,607)             434,813
       Decrease (increase) in other assets                     506,558           (251,929)
       Stock dividends received                               (26,400)                 -
                 Net cash provided by
                   operating activities                      8,641,237             978,927

Cash flows from investing activities:

  Proceeds from maturities and pay-downs
     on debt and equity securities-
       Available-for-sale                                   62,760,256          22,997,382
       Held-to-maturity                                           -              4,508,000
       Equity                                                   86,154                 -
  Purchases of debt and equity securities-
       Available-for-sale                                 (79,310,622)        (23,019,409)
       Equity                                                (895,100)               -
  Net increase in loans                                    (7,030,968)        (10,635,523)
  Capital expenditures                                       (586,741)            (19,116)
  Proceeds from sale of premises and
    equipment                                                   21,325              36,750
  Proceeds from sales of other
     real estate and assets owned                              836,699              14,815
  Cash received net of consideration
     paid in bank acquisition                                      -             7,175,923

       Net cash provided by
         (used in) investing activities                   (24,118,997)           1,058,822

Cash flows from financing activities:
  Net change in deposits                                  (11,156,810)          10,525,061
  Increase in federal funds
     purchased                                              13,000,000                -
  Proceeds from issuance of
     common stock                                                   -           18,635,000
  Proceeds (payments) on from
     borrowings on long-term debt                            (800,000)           7,100,000
  Cash paid for purchase of
     minority interest                                     (1,037,823)           (277,632)

       Net cash provided by
         financing activities                                    5,367          35,982,429

Net change in cash and cash equivalents                   (15,472,393)          38,020,178

Cash and cash equivalents at
  beginning of year                                         38,024,005               3,827

Cash and cash equivalents
  at end of year                                           $22,551,612         $38,024,005

Cash paid for taxes                                           $709,000            $148,000

Cash paid for interest                                     $13,149,415          $3,390,000

  The accompanying notes are an integral part of these consolidated financial statements.

                   COUNTRYBANC HOLDING COMPANY


            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                    DECEMBER 31, 1997 AND 1996



1. SUMMARY OF BUSINESS OPERATIONS AND SIGNIFICANT ACCOUNTING
   POLICIES:

NATURE OF BUSINESS

CountryBanc Holding Company ("CBH") (an Oklahoma corporation) was formed in April 1995 for the purpose of acquiring financial institutions throughout Oklahoma. In October 1996, CBH acquired a 96.74% interest in P.N.B. Financial Corporation and its subsidiaries ("PNB"), and a 75% interest in City National Bancshares of Weatherford, Inc. and its subsidiary ("CNB") (collectively referred to as the "Company") effective September 30, 1996 (the "Effective Date"). On June 30, 1997, the minority interest in CNB was purchased.

The acquisitions of PNB and CNB were accounted for under the purchase method of accounting. The purchase price paid for the initial interests in PNB and CNB of approximately $35,865,000 consisted of 375,427 shares of Class A common stock and cash of approximately $25,222,000 and was allocated to the net assets acquired based upon their estimated fair values as of the Effective Date. The excess of the purchase price over the estimated fair value of the net assets acquired approximated $6,194,000 at the Effective Date. The accompanying consolidated statements of income includes only the income and expenses of PNB and CNB since the Effective Date. The effect of the purchase of minority interest at CNB resulted in an increase in intangibles totaling approximately $309,000.

Information from the unaudited consolidated statements of financial condition of PNB and CNB at the date of acquisition is summarized as follows (in rounded thousands):

Cash and cash equivalents                $33,619,000
Investment securities                     81,412,000
Loans receivable, net                    232,282,000
Other assets                              15,100,000

     Total assets                       $362,413,000


Deposits                                $329,966,000
  Other liabilities                        5,038,000
  Stockholders' equity                    27,409,000

     Total liabilities                  $362,413,000

The Company provides a full range of banking services to individual and corporate customers primarily in Kingfisher, Hennessey, Enid, El Reno, Guymon, Geary, Helena, Wakita, Marshall, Weatherford, Cordell and Corn, Oklahoma, including the contiguous counties thereof. The Company is subject to competition from other financial service companies and financial institutions. The Company is also subject to the regulations of certain federal and state agencies and undergoes periodic examinations by those regulatory authorities.

BASIS OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of CBH and PNB and its wholly owned subsidiaries, The Peoples National Bank & Trust of Kingfisher ("Peoples") and First Bank of Hennessey ("First Bank"), as well as CNB and its wholly owned subsidiary City Bank of Weatherford ("City") (collectively referred to as the "Banks") for 1996. During 1997, Peoples and First Bank were merged under the name of People First Bank ("PFB"). Intercompany transactions and balances have been eliminated in consolidation.

Certain reclassifications have been made to the 1996 balances to provide consistent financial statement classifications in the periods presented herein. Such reclassifications had no effect on net income or total assets.

USE OF ESTIMATES

The consolidated financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the consolidated financial statements, management is required to make use of certain estimates and assumptions. Those estimates and assumptions relate primarily to the determination of the allowance for loan losses, the valuation of other real estate and assets owned, income tax expense and the fair value of financial instruments. Actual results could differ from those estimates. The accounting policies for these items and other significant accounting policies are presented below.

CASH AND CASH EQUIVALENTS

For the purpose of presentation in the consolidated statements of cash flows, cash and cash equivalents are defined as those amounts included in the consolidated statements of financial condition as cash and due from banks and federal funds sold.

DEBT AND EQUITY SECURITIES

Debt securities and equity securities which have a readily determinable fair value, that management intends to use as part of its asset/liability management strategy or that may be sold in response to changes in interest rates or prepayment risk are classified as available-for-sale and are carried at estimated fair value with unrealized gains and losses reported as a separate component of stockholders' equity, net of income taxes. Debt securities that management has the ability and intent to hold to maturity are classified as held-to-maturity and are carried at cost, adjusted for amortization of premiums and accretion of discounts. Amortization of premiums and accretion of discounts are recognized in interest income using a method that approximates the effective interest method over the period to maturity. Equity securities which do not have a readily determinable fair value are carried at cost. Gains and losses on the sale of debt and equity securities are included as a separate component of noninterest income. Applicable income taxes, if any, are included in income taxes. The basis of the securities sold is determined by the specific identification method for each security.

LOANS RECEIVABLE

Interest on substantially all loans receivable is accrued based on the principal amount outstanding. Loan fees and costs associated with the origination of loans are not considered to be material and, therefore, are recorded as received and incurred, respectively. Premiums and discounts on loans are amortized into interest income using a method that approximates a level yield over the contractual lives of the loans, adjusted for actual prepayments.

The accrual of interest on impaired loans is discontinued when, in management's opinion, the borrower may be unable to meet payments as they become due. When interest accrual is discontinued, all unpaid accrued interest is reversed. Interest income is subsequently recognized only to the extent cash payments are received.

ALLOWANCE FOR LOAN LOSSES

The allowance for loan losses is increased by charges to income and decreased by charge-offs (net of recoveries). Management's periodic evaluation of the adequacy of the allowance is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of any underlying collateral, and current economic conditions. The adequacy of the allowance for loan losses is periodically reviewed and approved by the Board of Directors. However, ultimate losses may differ from these estimates. Adjustments to the allowance for loan losses are reported in earnings in the periods in which they become known. It is Company policy to charge off any loan or portion thereof when it is deemed uncollectible in the ordinary course of business. Loan losses and recoveries are charged or credited directly to the allowance.


PREMISES AND EQUIPMENT

Land is stated at cost. Bank premises, furniture, equipment and leasehold improvements are stated at cost, less accumulated depreciation. Depreciation is charged to operating expense and is computed by use of both straight-line and accelerated methods over the estimated useful lives of the assets. Maintenance and repairs are charged to expense as incurred, while improvements are capitalized.

INTANGIBLES

Intangibles consist of the excess of the purchase price paid over the estimated fair value of the net assets acquired. Intangibles are being amortized over their estimated life (15 years) using the straight-line method. Amortization expense related to the intangibles was approximately $426,000 for 1997 and $103,000 for 1996.

OTHER REAL ESTATE AND ASSETS OWNED

Other real estate and assets owned consists primarily of real estate and other assets acquired through loan foreclosure. These assets are carried at estimated fair value at the date of foreclosure. Estimated fair value is based on independent appraisals and other relevant factors. At the time of acquisition, any excess of cost over the estimated fair value is charged to the allowance for loan losses. Subsequent losses on dispositions, declines in the estimated fair values and the net operating income and expenses of such assets are charged to other noninterest expense as incurred.

INCOME TAXES

For 1996 and through June 30, 1997, the Company and PNB filed a consolidated Federal and state income tax return, while CNB filed a separate, stand alone Federal and state income tax return. Beginning July 1, 1997, as a result of the purchase of the minority interest in CNB, the Company files a consolidated Federal and state income tax return with all of its subsidiaries. Deferred tax assets and liabilities are recognized for the future income tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are included in the consolidated financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

2. DEBT AND EQUITY SECURITIES:

Debt and equity securities have been classified in the consolidated statements of financial condition according to management's intent. The amortized cost of securities and their estimated fair values at December 31 are as follows (in rounded thousands):


                                                          GROSS        GROSS       ESTIMATED
                                         AMORTIZED     UNREALIZED   UNREALIZED        FAIR
          1997                             COST           GAINS       LOSSES         VALUE
Available-for-sale securities:

  U.S. Treasury securities             $29,705,000       $118,000     $(5,000)   $29,818,000
  U.S. Government agencies
    and other
     mortgage-backed
     securities                         25,061,000         89,000    (137,000)    25,013,000
  U.S. Government agency
     collateralized mortgage
     obligations                        22,445,000        130,000      (8,000)    22,567,000
  Obligations of U.S.
     Government and
     agencies securities                 9,765,000         24,000     (16,000)     9,773,000
  Obligations of
     state and political
     subdivisions                        5,686,000        101,000     (14,000)     5,773,000

       Total available-for-sale
         securities                 9     2,662,000        462,000      (180,000)     92,944,000

Equity securities                        1,638,000            -             -      1,638,000

       Total debt and
         equity securities             $94,300,000       $462,000   $(180,000)   $94,582,000


          1996

Available-for-sale securities:

  U.S. Treasury securities             $40,952,000       $270,000    $(30,000)   $41,192,000
  U.S. Government
     agencies and other
     mortgage-backed
     securities                          2,431,000         34,000      (5,000)     2,460,000
  U.S. Government agency
     collateralized mortgage
     obligations                        24,228,000          -         (16,000)    24,212,000
  Obligations of
     U.S. Government and
     agencies securities                 5,167,000         14,000      (9,000)     5,172,000
  Obligations of state
     and political
     subdivisions                        3,455,000         37,000      (5,000)     3,487,000

          Total available-for-sale
           securities                   76,233,000        355,000       (65,000)     76,523,000

Equity securities                          802,000             -           -         802,000

          Total debt and
            equity securities          $77,035,000       $355,000    $(65,000)   $77,325,000

There were no sales of debt or equity securities during 1997 or 1996.

The schedule of maturities of the available-for-sale securities at December 31, 1997, was as follows (in rounded thousands):

                                         Amortized      Estimated
                                          Cost         Fair Value

Due in one year or less                $39,111,000    $39,217,000
Due after one year through
  five years                            43,546,000     43,676,000
Due after five years
  through ten years                      7,597,000      7,664,000
Due after ten years                      2,408,000      2,387,000

  Total available-for-sale             $92,662,000    $92,944,000

For purposes of the maturity table, mortgage-backed securities and collateralized mortgage obligations, which are not due at a single maturity date, have been allocated over maturity groupings based on the weighted-average contractual maturities of underlying collateral. The mortgage-backed securities and collateralized mortgage obligations may mature earlier than their weighted-average contractual maturities because of principal prepayments.

At December 31, 1997 and 1996, debt and equity securities with carrying values of approximately $37,017,000 and $38,897,000, respectively, were pledged to secure public deposits and for other purposes as required or permitted by law.

3. LOANS RECEIVABLE AND ALLOWANCE FOR LOAN LOSSES:

The composition of the loans receivable portfolio at December 31 was as follows (in rounded thousands):

                                              1997            1996

Real estate:
  Commercial and residential              $64,771,000     $64,268,000
  Farmland                                 20,394,000      18,058,000
Agriculture                                83,326,000      78,016,000
Commercial and industrial                  62,211,000      61,809,000
Consumer, net of unearned
  interest                                 19,047,000      22,887,000
Other                                         619,000       1,216,000

          Subtotal                        250,368,000     246,254,000

Less- Allowance for
  loan losses                             (4,716,000)     (5,312,000)

          Total loans
            receivable, net              $245,652,000    $240,942,000

A substantial amount of the Company's total loans receivable are to borrowers operating in the agriculture sector. The loans are typically secured by livestock, crops, land, and machinery and equipment. The operating performance of these borrowers' businesses and the value of related collateral are contingent upon, among other things, commodity prices, crop and livestock production volumes, farm legislation and other factors. Significant changes in any of these factors can cause serious deterioration in the credit quality in any one or more of these types of loans. As changes in these factors are identified, management adjusts the allowance for loan losses accordingly.

Changes in the allowance for loan losses for the years ended
December 31 were as follows (in rounded thousands):

                                               1997          1996


Balance, beginning of year                 $5,312,000     $         -

  Provision for loan losses                 1,476,000       1,196,000

     Charge-offs                          (2,654,000)       (787,000)

     Less- Recoveries                         582,000         384,000

          Net charge-offs                 (2,072,000)       (403,000)

  Allowance acquired in
     bank acquisitions                           -          4,519,000

Balance, end of year                       $4,716,000      $5,312,000

Impaired loans totaled approximately $2,757,000 and $4,036,000 at December 31, 1997 and 1996, respectively. The average recorded investment in impaired loans during 1997 and 1996 was approximately $4,069,000 and $5,256,000, respectively. The total allowance for loan losses related to these loans was approximately $494,000 and $831,000 at December 31, 1997 and 1996, respectively. Interest income recognized from cash receipts collected on impaired loans was not material for the years ended December 31, 1997 and 1996.

Loans receivable having carrying values of approximately $826,000 and $417,000 were transferred to other real estate and assets owned in 1997 and 1996, respectively.

Loans to directors, officers, employees and their affiliated companies totaled approximately $2,733,000 and $2,288,000 at December 31, 1997 and 1996, respectively. In management's opinion, these loans were made in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable transactions with unrelated parties and do not involve more than normal risks.

4. PREMISES AND EQUIPMENT:

The composition of premises and equipment at December 31 was as follows (in rounded thousands):

                      Estimated
                        Useful
                         Life                       1997         1996

Land                      -                       $627,000     $627,000
Premises and
  improvements        10-40 years                9,185,000    9,108,000
Furniture, fixtures
  and equipment       5-10 years                 3,165,000    2,928,000

                                                12,977,000   12,663,000

     Less- Accumulated
       depreciation                              (994,000)    (212,000)

Premises and equipment,
  net                                          $11,983,000  $12,451,000

Depreciation expense totaled approximately $851,000 and $212,000 during 1997 and 1996, respectively.

5. DEPOSITS:

Included in time deposits at December 31, 1997 and 1996, are approximately $34,434,000 and $33,269,000, respectively, in denominations of $100,000 or more. At December 31, 1997, the scheduled maturities of time deposits are as follows (in rounded thousands):

          1998                                $149,214,000
          1999                                  18,133,000
          2000                                   2,167,000
          2001 and thereafter                    1,647,000

                                              $171,161,000

6. NOTES PAYABLE:

The Company has an $8 million revolving line of credit with another financial institution which is due on October 17, 2006, bearing interest at the annual rate of 7.75%, with an outstanding balance of approximately $6,300,000 at December 31, 1997. Advances automatically convert into term loans at the financial institution's reference rate (7.75% at December 31, 1997). Semi-annual principal payments of $400,000 on the total outstanding balance are required. The total line of credit is secured by the common stock of PNB and CNB, as well as other subsidiary banks subsequently acquired.

The line of credit agreement contains certain restrictive financial covenants and ratios including minimum net worth, dividend restrictions, allowance for loan losses, capital ratios and nonperforming asset ratios. As of December 31, 1997 and 1996, the Company was in compliance with all such ratios and covenants.

Also included in notes payable at December 31, 1997 was an amount totaling approximately $925,000, payable to a former minority shareholder of CNB. This payable arose in connection with the purchase of the minority interest of CNB. This note payable plus accrued interest was paid in January 1998.

7. EMPLOYEE BENEFIT PLANS:

The Company has a profit sharing plan (the "Plan") covering substantially all full-time employees. Under the provisions of the Plan, the Company contributes a 6% match annually of total compensation paid to participants during the year. Approximately $224,000 and $185,000 was contributed during 1997 and 1996, respectively, and such amounts are included in salaries and employee benefits in the accompanying consolidated statements of income. In addition, the Company maintains a 401(k) plan for employees whereby participants may make voluntary contributions, within certain limitations.

8. INCOME TAXES:

Income taxes as of December 31 have been allocated as follows (in rounded thousands):

                                                    1997         1996

Income from operations                          $2,450,000      $35,000
Stockholders' equity                               107,000      110,000

                                                $2,557,000     $145,000

The income tax expense from operations for December 31 includes the following components (in rounded thousands):

                                                  1997          1996


Current expense                                 $1,939,000     $290,000
Deferred expense (benefit)                         511,000    (255,000)

                                                $2,450,000      $35,000

At December 31 the deferred income tax liability consisted of the following (in rounded thousands):


                                                    1997         1996
Deferred income tax assets:
  Allowance for loan losses                       $861,000   $1,109,000
  Net operating loss carryforward                  321,000      678,000
  Investment tax credit carryforward               121,000      121,000
  Tax basis of investment
     securities in excess of
     book basis                                      -           24,000
  Other, net                                       157,000      132,000

          Total gross deferred
            income tax assets                    1,460,000    2,064,000

Deferred income tax liabilities:
  Book basis of premises and
     equipment in excess of tax basis            2,854,000    2,966,000
  Accrual to cash basis conversion                 120,000      241,000
  Available-for-sale securities                    107,000      110,000
  Other, net                                        61,000          -

          Total gross deferred
            tax liabilities                      3,142,000    3,317,000

Net deferred income tax liability                1,682,000    1,253,000
Valuation allowance                                357,000      486,000

          Deferred income tax
            liability, net                      $2,039,000   $1,739,000

A reconciliation of the provision for income taxes based on statutory rates with effective rates follows (in rounded thousands):

                                                   1997         1996

Income tax at statutory
  rate (34%)                                    $2,175,000      $19,000
State income tax                                   236,000        -
Tax-exempt interest                               (75,000)     (18,000)
Interest expense related to
  funding tax-exempt assets                         20,000        3,000
Nondeductible amortization of goodwill             121,000       39,000
Other                                             (27,000)      (8,000)

     Total provision for
       income taxes                             $2,450,000      $35,000

As of December 31, 1997, the Company had approximately $680,000 of Federal net operating loss carryforwards and approximately $2,234,000 of state net operating loss carryforwards which can be used to offset future taxable income. The net operating loss carryforwards expire between the years 2002 and 2009. The Company also has approximately $121,000 of investment tax credits which expire in 2000.

The valuation allowance at December 31, 1997 is attributable to the net operating loss carryforwards which are subject to annual limitations and the investment tax credit which cannot be utilized until the net operating loss carryforwards are fully utilized.

9. COMMITMENTS AND CONTINGENCIES:

In the ordinary course of business, the Company has various outstanding commitments and contingent liabilities that are not reflected in the accompanying consolidated financial statements. There were letters of credit and unfunded loan commitments outstanding at December 31, 1997, of approximately $2,150,000. Management does not anticipate any material losses as a result of these commitments.

In addition, the Company is a defendant in certain claims and legal actions arising in the ordinary course of business. In the opinion of management, after consultation with legal counsel, the ultimate disposition of these matters is not expected to have a material adverse effect on the consolidated financial condition or future results of operations of the Company.

The Company, along with other financial institutions, will face potentially serious issues associated with the inability of existing data processing hardware and software to appropriately recognize calendar dates beginning in the year 2000 ("Year 2000"). Many computer programs that can only distinguish the final two digits of the year entered may read entries for the year 2000 as the year 1900 and compute payment, interest or delinquency based on the wrong date or are expected to be unable to compute payment, interest or delinquency amounts. During 1997, the Company undertook the process of identifying the many software applications and hardware devices expected to be impacted by this issue.

The Company purchased its principal data processing activities from third party vendors, and all significant software application systems are also purchased from third parties. These systems include its core loan and deposit systems. The Company's management believes that its vendors are actively addressing the problems associated with Year 2000. The Company's Year 2000 action plan includes obtaining positive confirmation from these vendors that their systems are Year 2000 compliant and to test that compliance beginning in 1998 with completion expected prior to December 31, 1999. Management of the Company expects that efforts on the part of current employees will be required to continue to monitor Year 2000 activities, but does not anticipate a significant increase in staff to address Year 2000 issues. The management of the Company also does not expect the costs of addressing and correcting, if necessary, Year 2000 issues in a timely manner will have a material impact on the Company's consolidated financial position or its results of operations.

10. PREFERRED STOCK:

In December 1995, the Company issued 508,676 shares of preferred stock, special series (the "Special Preferred") to certain officers, directors and one outside consultant.

The Special Preferred stock is nonvoting and has a par value and liquidation preference of $.01 per share. Such shares are subject to a restricted stock agreement, and are convertible into Class A common stock on a share-for-share basis upon the attainment of certain performance criteria.

At the date of issuance of the Special Preferred stock, the Company estimated the value of the shares of Special Preferred stock expected to be issued under the terms of the restricted loan agreement over the amount received to be approximately $60,000. This amount is being recognized as a component of salaries and benefits over the expected vesting period. Approximately $24,000 was amortized during 1997 and is included in salaries and benefits in the accompanying consolidated statements of income with a corresponding amount recorded in additional paid in capital in the accompanying consolidated statements of stockholders' equity. No amount was amortized during 1996 as the amount was not significant.

11. COMMON STOCK:

The Company has issued two classes of common stock to shareholders; Class A and Class B common stock. With the exception of the Class B common stock having no voting rights, each class of common stock is identical. The Company is restricted from issuing Class A common stock, with certain exceptions, without the vote of a majority of the holders of the issued and outstanding Class A common stock.

12. REGULATORY MATTERS:

The Company is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory -- and possibly additional discretionary -- actions by regulators that, if undertaken, could have a direct material effect on the Company's consolidated financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company must meet specific capital guidelines that involve quantitative measures of the Company's assets, liabilities and certain off-consolidated statements of financial condition items as calculated under regulatory accounting practices. The Company's capital amounts and classification are also subject to qualitative judgments by the regulators regarding components, risk weightings and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Company to maintain minimum amounts and ratios (set forth in the following table) of total and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I capital (as defined) to average assets (as defined). Management believes, as of December 31, 1997, that the Company meets all capital adequacy requirements to which it is subject.

As of December 31, 1997, the most recent notification from the regulatory agencies categorized the Banks as well capitalized under the regulatory framework for prompt correction action. To be categorized as well capitalized the Banks must maintain minimum total risk-based, Tier I risk-based, and Tier I leverage ratios as set forth in the table. There are no conditions or events since that notification that management believes have changed the Banks' category.

                                                                                           FOR CAPITAL
                                     ACTUAL                                            ADEQUACY PURPOSES:
                      AMOUNT                         RATIO                            AMOUNT          RATIO
                                                        (DOLLARS IN ROUNDED THOUSANDS)
As of December 31, 1997:


  Total Capital
    (to Risk Weighted Assets):

  CBH                 $28,402,000                   10.56%                       $21,408,000           8%
  PNB                 $30,570,000                   12.78%                        19,141,000           8%
  PFB                 27,880,000                    11.66%                        19,126,000           8%
  CNB                 4,001,000                     13.44%                         2,381,000           8%
  City                4,592,000                     15.43%                         2,381,000           8%


  Tier I Capital
    (to Risk Weighted Assets):

  CBH                 25,040,000                     9.31%                        10,704,000           4%
  PNB                 27,560,000                    11.52%                         9,570,000           4%
  PFB                 24,873,000                    10.40%                         9,563,000           4%
  CNB                 3,824,000                     12.85%                         1,190,000           4%
  City                4,415,000                     14.84%                         1,190,000           4%

  Tier I Capital
     (to Average Assets):

  CBH                 25,040,000                     6.69%                        14,893,000           4%
  PNB                 27,560,000                     8.80%                        12,532,000           4%
  PFB                 24,873,000                     7.94%                        12,525,000           4%
  CNB                  3,824,000                     6.51%                         2,350,000           4%
  City                 4,415,000                     7.52%                         2,350,000           4%


                                                      TO BE WELL
                                                   CAPITALIZED UNDER
                                                   PROMPT CORRECTIVE
                                                   ACTION PROVISIONS:
                                               AMOUNT              RATIO
                                             (DOLLARS IN ROUNDED THOUSANDS)
As of December 31, 1997:

  Total Capital
    (to Risk Weighted Assets):


  CBH                                          $       N/A          N/A
  PNB                                                  N/A          N/A
  PFB                                           23,907,000          10%
  CNB                                                  N/A          N/A
  City                                           2,976,000          10%

  Tier I Capital
    (to Risk Weighted Assets):

  CBH                                                  N/A          N/A
  PNB                                                  N/A          N/A
  PFB                                           14,344,000           6%
  CNB                                                  N/A          N/A
  City                                           1,786,000           6%

  Tier I Capital
     (to Average Assets):

  CBH                                                  N/A          N/A
  PNB                                                  N/A          N/A
  PFB                                           15,656,000           5%
  CNB                                                  N/A          N/A
  City                                           2,937,000           5%


                                                                                         FOR CAPITAL
                                     ACTUAL                                           ADEQUACY PURPOSES:
                      AMOUNT                         RATIO                            AMOUNT        RATIO
                                                        (DOLLARS IN ROUNDED THOUSANDS)
As of December 31, 1996:
  Total Capital
    (to Risk Weighted Assets):

  CBH                 $26,019,000                     9.9%                       $21,024,000         8.0%
  PNB                  27,816,000                    12.0%                        18,537,000         8.0%
  Peoples              13,724,000                    13.3%                         8,247,000         8.0%
  First Bank           13,850,000                    10.8%                        10,286,000         8.0%
  CNB                   4,614,000                    16.5%                         2,217,000         8.0%
  City                  4,583,000                    16.7%                         2,217,000         8.0%

  Tier I Capital
    (to Risk Weighted Assets):

  CBH                  22,737,000                     8.7%                        10,512,000         4.0%
  PNB                  24,893,000                    10.7%                         9,268,000         4.0%
  Peoples              12,430,000                    12.1%                         4,123,000         4.0%
  First Bank           12,220,000                     9.5%                         5,143,000         4.0%
  CNB                   4,460,000                    16.1%                         1,109,000         4.0%
  City                  4,429,000                    16.0%                         1,109,000         4.0%

  Tier I Capital
    (to Average Assets):

  CBH                  22,737,000                     6.2%                        14,653,000         4.0%
  PNB                  24,893,000                     8.0%                        12,429,000         4.0%
  Peoples              12,430,000                     8.6%                         5,814,000         4.0%
  First Bank           12,220,000                     7.4%                         6,610,000         4.0%
  CNB                   4,460,000                     8.2%                         2,175,000         4.0%
  City                  4,429,000                     8.1%                         2,175,000         4.0%

  Management intends to continue compliance with all regulatory capital requirements.



                                                          TO BE WELL
                                                       CAPITALIZED UNDER
                                                       PROMPT CORRECTIVE
                                                       ACTION PROVISIONS:
                                            AMOUNT                         RATIO
                                                 (DOLLARS IN ROUNDED THOUSANDS)
As of December 31, 1996:
  Total Capital
     (to Risk Weighted Assets):

  CBH                                       $       N/A                      N/A
  PNB                                               N/A                      N/A
  Peoples                                    10,308,000                    10.0%
  First Bank                                 12,858,000                    10.0%
  CNB                                               N/A                      N/A
  City                                        2,772,000                    10.0%

  Tier I Capital
     (to Risk Weighted Assets):

  CBH                                               N/A                      N/A
  PNB                                               N/A                      N/A
  Peoples                                     6,185,000                     6.0%
  First Bank                                  7,715,000                     6.0%
  CNB                                               N/A                      N/A
  City                                        1,663,000                     6.0%

  Tier I Capital
      (to Average Assets):

  CBH                                               N/A                      N/A
  PNB                                               N/A                      N/A
  Peoples                                     7,268,000                     5.0%
  First Bank                                  8,262,000                     5.0%
  CNB                                               N/A                      N/A
  City                                        2,719,000                     5.0%

  Management intends to continue compliance with all regulatory capital requirements.

13. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS:

Statement of Financial Accounting Standards ("SFAS") No. 107,
"Disclosures about Fair Value of Financial Instruments" requires that the Company disclose estimated fair values for its financial instruments.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

The carrying amounts for cash and cash equivalents, including federal funds sold, are considered reasonable estimates of fair value.

DEBT AND EQUITY SECURITIES

The fair values of debt and equity securities are based on quoted market prices or dealer quotations, if available. The fair value of certain state and municipal obligations is not readily available through market sources. Fair value estimates for these instruments are based on dealer quoted market prices.

LOANS RECEIVABLE

Fair values are estimated for portfolios of loans with similar characteristics. Loans are segregated by type, and then further segregated into fixed and adjustable rate components, and by performing and nonperforming categories.

The fair value of loans is estimated by discounting scheduled cash flows through the estimated maturity using the current rates at which similar loans could be made to borrowers with similar credit ratings and for similar maturities.

ACCRUED INTEREST RECEIVABLE AND ACCRUED INTEREST PAYABLE

The carrying amount for accrued interest receivable and accrued interest payable are considered reasonable estimates of fair value.

DEPOSITS

The fair value of demand deposits, savings and interest-bearing demand deposits is the amount payable on demand at each reporting date. The fair value of time deposits is based on the discounted value of contractual cash flows. The discount rate is estimated using the rates offered for deposits of similar remaining maturities as of each valuation date.

FEDERAL FUNDS PURCHASED

The carrying amount for federal funds purchased approximates fair value due to the short maturity of these instruments.

NOTES PAYABLE

Interest rates currently available to the Company for debt instruments of similar terms and remaining maturities are used to estimate the fair value of notes payable at each reporting date.

COMMITMENTS TO EXTEND CREDIT AND STANDBY LETTERS OF CREDIT

The fair value of commitments is estimated using the fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreement and the present creditworthiness of the counterparties. The fair value of letters of credit is based on fees currently charged to enter into similar agreements. The fees associated with the commitments and letters of credit currently outstanding reflect a reasonable estimate of fair value.

The estimated fair values of the Company's financial instruments at December 31 were as follows (in rounded thousands):



                                                        1997
                                               CARRYING       ESTIMATED
                                                 AMOUNT      FAIR VALUE
Financial assets:

     Cash and cash equivalents             $ 22,552,000    $ 22,552,000
     Debt and equity securities              94,582,000      94,582,000
     Loans receivable, net                  245,653,000     245,332,000
     Accrued interest receivable              5,247,000       5,247,000

       Total financial assets              $368,034,000    $367,713,000

  Financial liabilities:
     Total deposits                         330,401,000    $330,772,000
     Federal funds purchased                 13,000,000      13,000,000
     Notes payable                            7,225,000       7,225,000
     Accrued interest payable                 1,086,000       1,086,000

     Total financial
       liabilities                         $351,712,000    $352,083,000



                                                        1996
                                               CARRYING       ESTIMATED
                                                 AMOUNT      FAIR VALUE
Financial assets:

     Cash and cash equivalents              $38,024,000     $38,024,000
     Debt and equity securities              77,325,000      77,325,000
     Loans receivable, net                  240,942,000     240,594,000
     Accrued interest receivable              4,974,000       4,974,000

       Total financial assets              $361,265,000    $360,917,000

  Financial liabilities:
     Total deposits                        $341,558,000    $342,008,000
     Federal funds purchased                      -               -
     Notes payable                            7,100,000       7,100,000
     Accrued interest payable                 1,167,000       1,167,000

     Total financial liabilities           $349,825,000    $350,275,000

LIMITATIONS

No ready market exists for a significant portion of the Company's financial instruments. It is necessary to estimate the fair value of these financial instruments based on a number of subjective factors, including expected future loss experience, risk characteristics and economic performance. Because of the significant amount of judgment involved in the estimation of the accompanying fair value information, the amounts disclosed cannot be determined with precision.

The fair value of a given financial instrument may change substantially over time as a result of, among other things, changes in scheduled or forecasted cash flows, movement of current interest rates, and changes in management's estimates of the related credit risk or operational costs. Consequently, significant revisions to fair value estimates may occur during future periods. Management believes it has taken reasonable efforts to ensure that fair value estimates presented are accurate. However, adjustments to fair value estimates may occur in the future and actual amounts realized from financial instruments may differ significantly from the amounts presented herein.

The fair values presented apply only to financial instruments and, as such, do not include such items as fixed assets, other real estate and assets owned, other assets and liabilities, as well as other intangibles which have resulted from business transactions. As a result, the aggregation of the fair value estimates presented herein do not represent, and should not be construed to represent, the underlying value of the Company.

14. ACCOUNTING PRONOUNCEMENTS:

The Financial Accounting Standards Board has issued SFAS No. 130, "Reporting Comprehensive Income." This statement is required to be adopted by the Company in 1998. While this new standard imposes additional reporting requirements on the Company, management does not anticipate that this statement will have a significant impact on the consolidated financial position or the future results of operations of the Company.

15. SUBSEQUENT EVENTS:

As of December 31, 1997, the Company had entered into agreements to purchase the First State Bank of Elkhart in Elkhart, Kansas ("FSB") with assets totaling approximately $44,000,000 and Home State Bank of Hobart in Hobart, Oklahoma ("HSB") with assets totaling approximately $41,000,000. The FSB acquisition was consummated in the first quarter of 1998. The HSB acquisition is expected to be consummated in the second quarter of 1998. The purchase price for FSB and HSB is approximately $4,214,000 and $4,330,000, respectively.

                   COUNTRYBANC HOLDING COMPANY


          CONSOLIDATING STATEMENT OF FINANCIAL CONDITION

                        DECEMBER 31, 1997

                                                             Schedule 1
                                                            Page 1 of 2


                                                                         CONSOLI-
                                              P.N.B.        CITY         DATIONS
                           COUNTRYBANC      FINANCIAL     NATIONAL         AND        CONSOLIDATED
  ASSETS                   HOLDING CO.        CORP.      BANCSHARES    ELIMINATIONS      BALANCE
Cash and due
  from banks               $    13,240    $19,679,767     $2,919,143   $   (60,538)   $22,551,612
Federal funds
  sold                            -                -       7,775,000    (7,775,000)            -

  Total cash
    and cash
    equivalents                 13,240     19,679,767     10,694,143    (7,835,538)    22,551,612

Debt and equity
 securities:
  Available-for-sale               -       70,004,017     22,940,470            -      92,944,487
  Equity                           -        1,162,232        475,400            -       1,637,632

  Total debt
    and equity
    securities                     -       71,166,249     23,415,870             -     94,582,119

Loans receivable,
  net                              -      222,209,270     23,443,217           -      245,652,487

Premises and
  equipment, net                33,268     10,248,823      1,700,769          -        11,982,860
Intangibles, net               452,136      4,420,591      1,221,345          -         6,094,072
Accrued interest
  receivable                     -          4,588,212        659,212          -         5,247,424
Other real estate
  and assets
  owned, net                     -            708,679          -              -           708,679
Investment in
  subsidiaries              36,416,217          -              -       (36,416,217)         -
Other assets                   227,626        334,503         48,018      (104,031)       506,116

  Total assets             $37,142,487   $333,356,094    $61,182,574  $(44,355,786)  $387,325,369

  LIABILITIES AND STOCKHOLDERS'
  EQUITY

Deposits:
  Demand                        $  -      $93,077,643    $17,862,455      $(60,538)  $110,879,560
  Savings, money
    market
    and NOW                      -         43,546,853      4,813,042          -        48,359,895
  Time                            -       139,602,414     31,558,837           -      171,161,251

  Total deposits                 -        276,226,910     54,234,334       (60,538)   330,400,706

Federal funds
  purchased                      -         20,775,000          -        (7,775,000)    13,000,000
Deferred income
  tax liability                (9,743)      1,539,950        509,038          -         2,039,245
Notes payable                6,300,000          -            925,000          -         7,225,000
Accrued interest
  payable and
  other liabilities            328,209      2,703,634        424,014      (104,030)     3,351,827

  Total
    liabilities              6,618,466    301,245,494     56,092,386    (7,939,568)   356,016,778

Minority interest                -              -              -            784,570       784,570

Stockholders'
  equity                    30,524,021     32,110,600      5,090,188   (37,200,788)    30,524,021

  Total liabilities
    and
    stockholders'
    equity                 $37,142,487   $333,356,094    $61,182,574  $(44,355,786)  $387,325,369

The accompanying notes are an integral part of this consolidating financial statement.
                                                                Schedule 1
                                                                Page 2 of 2

                   COUNTRYBANC HOLDING COMPANY


                CONSOLIDATING STATEMENT OF INCOME

               FOR THE YEAR ENDED DECEMBER 31, 1997



                                                                                                    CITY
                                                              COUNTRYBANC          P.N.B.          NATIONAL
                                                              HOLDING CO.      FINANCIAL CORP.   BANCSHARES
Interest income:
  Loans, including fees                                       $      -            $21,708,437  $2,223,914
    Debt securities
    available-for-sale                                               -              3,812,105   1,699,635
  Federal funds sold
    and other                                                        -                618,143     218,565

     Total interest income                                           -             26,138,685   4,142,114

Interest expense:
  Deposits                                                           -             10,955,383   2,023,451
  Notes payable                                                   548,307               -          32,642
  Other borrowed funds                                               -                 89,037         -

     Total interest
       expense                                                    548,307          11,044,420   2,056,093

     Net interest
       income (expense)                                         (548,307)          15,094,265   2,086,021

Provision for loan
  losses                                                            -               1,440,000      36,000

       Net interest income (expense)
         after provision for
         loan losses                                            (548,307)          13,654,265   2,050,021


Noninterest income:
  Service charges on
    deposit accounts                                                -               1,571,826     356,280
  Trust fees                                                        -                  34,461         -
  Equity in earnings of
    PNB                                                         2,613,285               -             -
  Equity in earnings of
    CNB                                                           527,722               -             -
  Dividends                                                     1,399,245               -             -
  Other                                                              -                538,531      62,649

    Total noninterest
      income                                                    4,540,252           2,144,818     418,929

Noninterest expense:
  Salaries and employee
    benefits                                                      261,946           5,235,962     822,878
  Depreciation and
    amortization                                                   67,496             979,802     152,017
  Supplies and postage                                             14,372             543,097      77,749
  Professional and
    other services                                                201,560             395,765      24,705
  Occupancy expenses                                               18,107             305,237      40,386
  Equipment maintenance                                             -                 274,259      42,880
  Advertising and
    business development                                            4,308             257,762      44,652
  Data processing                                                   -                 140,787     131,912
Deposit insurance
assessments and
examination fees                                                    -                 159,406      17,878
  Other                                                            67,244             852,983     109,767

    Total noninterest
      expense                                                     635,033           9,145,060   1,464,824

  Income before income
    tax expense
    (benefit) and
    minority interest                                           3,356,912           6,654,023   1,004,126

Income tax
Expense (benefit)                                               (431,977)           2,533,594     364,902

  Income before
    minority interest                                           3,788,889           4,120,429     639,224

Minority interest                                                    -                     -           -

  Net income                                                   $3,788,889          $4,120,429    $639,224

       The accompanying notes are an integral part of this consolidating financial statement.

                                                CONSOLIDATIONS
                                                     AND                 CONSOLIDATED
                                                ELIMINATIONS                BALANCE

Interest income:
  Loans, including fees                             $  -                  $23,932,351
  Debt securities
    available-for-sale                                 -                    5,511,740
  Federal funds sold
    and other                                          -                      836,708

     Total interest
       income                                          -                   30,280,799

Interest expense:
  Deposits                                             -                   12,978,834
  Notes payable                                        -                      580,949
  Other borrowed funds                                 -                       89,037

     Total interest
       expense                                         -                   13,648,820

     Net interest
       income (expense)                                -                   16,631,979

Provision for loan
  losses                                               -                    1,476,000

       Net interest income (expense)
         after provision for
         loan losses                                   -                   15,155,979

Noninterest income:
  Service charges on
    deposit accounts                                   -                    1,928,106
  Trust fees                                           -                       34,461
  Equity in earnings of
    PNB                                          (2,613,285)                    -
  Equity in earnings of
    CNB                                            (527,722)                    -
  Dividends                                      (1,399,245)                    -
  Other                                                  -                    601,180

    Total noninterest
      income                                     (4,540,252)                2,563,747

Noninterest expense:
  Salaries and employee
    benefits                                           -                    6,320,786
  Depreciation and
    amortization                                      77,352                1,276,667
  Supplies and postage                                 -                      635,218
  Professional and
    other services                                     -                      622,030
  Occupancy expenses                                   -                      363,730
  Equipment maintenance                                -                      317,139
  Advertising and
    business development                               -                      306,722
  Data processing                                      -                      272,699
  Deposit insurance
    assessments and
    examination fees                                   -                      177,284
  Other                                                -                    1,029,994

    Total noninterest
      expense                                         77,352               11,322,269

  Income before income
    tax expense
    (benefit) and
    minority interest                            (4,617,604)                6,397,457

Income tax
  expense (benefit)                                 (16,637)                2,449,882

  Income before
    minority interest                            (4,600,967)                3,947,575

Minority interest                                    158,686                  158,686

  Net income                                    $(4,759,653)               $3,788,889

     The accompanying notes are an integral part of this consolidating financial statement.

                   COUNTRYBANC HOLDING COMPANY

    Consolidated Statements of Financial Condition - Unaudited
                   September 30, 1999 and 1998


            Assets                               1999         1998

Cash and due from banks                    $ 10,175,158   $ 13,205,488
Federal funds sold and interest
bearing deposits                              2,000,000              -
     Total cash and cash
     equivalents                             12,175,158     13,205,488

Interest-bearing deposits
with other banks                              2,667,015     10,286,002

Debt and equity securities:
 Available-for-sale                          95,733,850    102,091,363
 Held-to-maturity                             8,322,799      6,940,756
 Equity                                       3,040,742      2,830,886
     Total debt and equity
     securities                             107,097,391    111,863,005

Loans receivable, net allowance
  for loan losses of $4,944,965
  in 1999 and $5,123,530 in 1998            295,194,165    264,950,741
Premises and equipment, net                  14,036,175     13,827,206
Intangibles, net of accumulated
  amortization of $603,093 in 1999
  and $458,006 in 1998                        9,956,115      8,850,284
Accrued interest receivable                   6,510,680      6,404,227
Other real estate and assets
  owned, net                                    410,031        186,501
Other assets                                  1,017,977        909,334
     Total assets                         $ 449,064,707  $ 430,482,788

  Liabilities and Stockholders' Equity

Deposits:
  Demand                                  $  48,500,565  $  45,095,372
  Savings, money market & NOW               149,713,160    135,278,482
  Time                                      190,354,908    198,150,102
     Total deposits                         388,568,633    378,523,956

  Federal funds purchased                             -        740,000
  Notes payable                              15,090,000      9,700,000
  Deferred income tax liability               1,638,542      2,306,223
  Accrued interest and
  other liabilities                           3,583,745      2,881,395
     Total liabilities                      408,880,920    394,151,574

Minority interest                                     -              -

Stockholders' equity:
 Preferred stock, $.01 par value;
  1,5000,000 shares authorized,
  508,767 shares issued and
  outstanding                                     5,088          5,088
 Common stock, Class A, $.01 par
  value, 4,250,000 shares authorized;
  1,006,002 shares issued and
  outstanding                                    10,060         10,060
 Common stock, Class B, $.01 par
  value, 4,250,000 shares authorized;
  201,920 shares issued and
  outstanding                                     2,019          2,019
 Capital surplus                             28,678,844     28,659,700
 Retained earnings                           12,350,970      7,339,937
 Unrealized gains (losses) on
  available-for-sale securities               (863,194)        314,410
     Total stockholders' equity              40,183,787     36,331,214

     Total liabilities and
     stockholders' equity                $  449,064,707 $  430,482,788

                   COUNTRYBANC HOLDING COMPANY

          Consolidated Statements of Income - Unaudited
      For the Nine Months Ended September 30, 1999 and 1998

                                                 1999           1998

Interest income
  Loans, including fees                   $  21,697,455  $  20,118,497
  Debt securities
  available-for-sale                          4,184,337      4,555,516
  Debt securities
  held-to-maturity                              293,004        161,129
  Interest-bearing deposits
  with other banks                              214,713        513,132
  Federal funds sold and other                  315,742        396,401
  Dividends                                     135,323         97,236

Total interest and dividend income           26,840,574     25,841,911

Interest expense:
  Deposits                                   10,826,731     11,120,419
  Notes payable                                 434,301        510,716
  Other borrowed funds                          468,414        140,966

Total interest expense                       11,729,446     11,772,101

Net interest income and
dividend income                              15,111,128     14,069,810

Provisions for loan losses                      588,000        714,000
  Net interest income
  after provision                            14,523,128     13,355,810

Noninterest income:
  Service charges on deposit
  accounts                                    1,962,890      1,388,721
  Other                                         550,927        415,929
     Total non-interest income                2,513,817      1,804,650

Non-interest expense:
  Salaries and employee benefits              6,104,994      5,344,485
  Depreciation and amortization               1,687,823      1,271,533
  Professional & other services                 455,779        489,786
  Supplies and postage                          404,265        401,327
  Occupancy expense                             351,022        322,900
  Advertising & business development            275,275        252,618
  Data processing                               235,787        153,241
  Equipment maintenance                         295,710        253,383
  Telephone                                     173,836        184,993
  Deposit insurance assessments
  and examination fees                          101,670         95,678
  Other                                         704,673        782,012
     Total non-interest expense              10,790,834      9,551,956

     Income before income taxes
     and minority interest                    6,246,111      5,608,504
Income tax expense                            2,415,892      2,048,401

     Net income before minority
     interest                                 3,830,219      3,560,103
Minority interest                                     -              -

     Net income                           $   3,830,219    $ 3,560,103

                   COUNTRYBANC HOLDING COMPANY

    Consolidated Statements of Comprehensive Income-Unaudited
      For the Nine Months Ended September 30, 1999 and 1998

                                                 1999             1998

  Net income                                $ 3,830,219    $ 3,560,103
     Unrealized holding gains
     (losses) arising during the
     period, net of tax                     (1,097,706)        139,390

     Total comprehensive income             $ 2,732,513    $ 3,699,493

                   COUNTRYBANC HOLDING COMPANY

        Consolidated Statements of Cash Flows - Unaudited
      For the Nine Months Ended September 30, 1999 and 1998

                                                 1999           1998
Cash provided (absorbed) by
operating activities:
  Net income                               $  3,830,219   $  3,560,103
  Adjustments to reconcile net
  income to net cash provided
  by operating activities -
  Provisions for loan losses                    588,000        714,000
  Depreciation & amortization                 1,687,823      1,271,533
  Deferred income tax provision               (238,462)       (94,195)
  Amortization of employee
  stock awards                                   14,358         14,358
  Gain on sale of assets                       (60,800)        (3,840)
Net amortization of debt securities:
  Available-for-sale                            147,700        175,556
  Held-to-maturity                               30,123         17,898
  Stock dividends received                     (45,600)       (12,800)
  Decrease in accrued
  interest receivable                           197,003         61,204
  Increase in other
  assets                                       (67,920)      (375,319)
  Increase (decrease) in accrued
  interest, taxes and other
  liabilities                                   798,140      1,098,452
     Net cash provided by
     operating activities                     6,880,584      4,230,046

Cash provided (absorbed) by investing activities:
  Proceeds from sales of
  equity securities                             236,554         31,950
  Proceeds from maturities and
  paydowns of debt and equity
  securities -
     Available-for-sale                      47,397,395     39,729,933
     Held-to-maturity                         1,605,640      1,286,308
  Purchases of investment
  securities -
     Available-for-sale                    (48,180,289)   (27,673,746)
     Held-to-maturity                       (2,880,000)    (1,994,688)
     Equity                                   (317,300)      (999,800)
  Proceeds from maturities of
  interest-bearing deposits with
  other banks                                 4,745,996      8,383,267
  Decrease in loans, net                     10,076,705      9,811,975
  Capital expenditures                        (701,786)    (1,228,945)

  Proceeds from sales of
  premises and equipment                         25,652         16,253
  Proceeds from the sale of other
  real estate and assets owned                   85,573        526,018
  Cash paid (net of consideration
  received)in bank acquisitions                 262,457    (6,792,147)
Net cash provided (absorbed) by
investing activities                         12,356,597     21,096,378

Cash provided (absorbed) by financing activities:
  Net change in deposits                   (23,959,989)   (26,196,321)
  Increase (decrease) in
  federal funds purchased                             -   (12,260,000)
  Proceeds from issuance of
  common stock                                        -      2,093,343
  Payments on borrowings                    (5,300,000)    (5,025,000)
  Proceeds from borrowings                    1,000,000      7,500,000
  Purchase of minority interest                       -      (784,570)
Net cash provided (absorbed)by
investing activities                       (29,159,989)   (34,672,548)

Net change in cash
and cash equivalents                        (9,922,808)    (9,346,124)

Cash and cash equivalents at
beginning of year                            22,097,966     22,551,612

Cash and cash equivalents at
end of year                               $  12,175,158  $  13,205,488

Cash paid for income taxes                $   2,280,833  $   3,835,509

Cash paid for interest                    $  11,860,244  $  11,297,342